                                                                 EXHIBIT A-1

                        FORM OF CLASS [I]-[A] CERTIFICATE

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A
"REGULAR  INTEREST" IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE  INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            [THE CURRENT PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF
THE  CERTIFICATES,  THE CURRENT  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE
DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE
MAY  ASCERTAIN  ITS CURRENT  PRINCIPAL  BALANCE BY INQUIRY OF THE TRUSTEE  NAMED
HEREIN.]

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
OF THE DEPOSITORY  TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME  OF  CEDE  &  CO.  OR  SUCH  OTHER  NAME  AS  REQUESTED  BY  AN  AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN
INTEREST HEREIN.


Certificate No. 1                       [Adjustable Pass-Through Rate][__%]

Class [I]-[A] Senior

                                        Aggregate Initial [Current Principal
Date of Pooling and Servicing           Balance][Notional Amount] of this
Agreement and Cut-off Date:             Certificate as of the Cut-off Date:
July 1, 2004                            $__________

                                        Initial [Current Principal
First Distribution Date:                Balance][Notional Amount] of this
August 25, 2004                         Certificate as of the Cut-off Date:
                                        $----------

Master Servicer:                        CUSIP: ___
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
August 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-7
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-7

      evidencing a fractional undivided interest in the distributions  allocable to the Class [I]-[A]  Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable  interest rate mortgage loans secured by first  liens on  one-to-four  family  residential  properties  and sold by
      STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This  Certificate  is  payable  solely  from the assets of the Trust
Fund,  and does not represent an  obligation of or interest in Structured  Asset
Mortgage  Investments II Inc. ("SAMI II"), the Master  Servicer,  the Securities
Administrator or the Trustee referred to below or any of their affiliates or any other person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the Master
Servicer or the Trustee or any of their affiliates or any other person.  None of
SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.


            This  certifies  that  Cede  &Co.  is the  registered  owner  of the
Fractional  Undivided  Interest  evidenced  hereby in the  beneficial  ownership interest of Certificates  of the same Class as this  Certificate in a trust (the
"Trust Fund")  primarily  consisting of  conventional  adjustable  rate mortgage loans  secured by first  liens on one- to four-  family  residential  properties
(collectively,  the "Mortgage  Loans") sold by SAMI II. The Mortgage  Loans were sold by EMC Mortgage  Corporation ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master  servicer of the Mortgage Loans
(the "Master  Servicer,"  which term includes any  successors  thereto under the
Agreement referred to below). The Trust Fund was created pursuant to the Pooling and  Servicing  Agreement  dated as of the  Cut-off  Date  specified  above (the
"Agreement"),  among SAMI II, as depositor (the "Seller"),  the Master Servicer,
Wells Fargo, as securities administrator,  EMC Mortgage Corporation and JPMorgan
Chase Bank,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used herein  shall have the  meaning  ascribed to them in the
Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its  acceptance  hereof assents and by which such
Holder is bound.

            Interest on this  Certificate will accrue during the period from and including the preceding  Distribution  Date (as hereinafter  defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the
day  prior  to  the  current   Distribution  Date  on  the  [Current   Principal
Balance][Notional  Amount] hereof at a per annum rate equal to the  Pass-Through
Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately  following  Business
Day (each, a "Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered at the close of business on the  Business  Day  immediately  preceding  the related
Distribution  Date so long as such  Certificate  remains in book-entry form (and otherwise,  the  close  of  business  on the  last  Business  Day  of the  month immediately  preceding the month of such Distribution  Date), an amount equal to the product of the Fractional  Undivided  Interest evidenced by this Certificate and the amount (of interest [and principal],  if any) required to be distributed to the  Holders  of  Certificates  of the same  Class as this  Certificate.  The
Assumed Final  Distribution Date is the Distribution Date in the month following the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the [Current Principal Balance][Notional Amount] of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the  Trustee by check  mailed to the  address  of the Person  entitled  thereto as such name and address shall appear on the Certificate  Register or, if such Person so requests
by  notifying   the  Trustee  in  writing  as   specified   in  the   Agreement.
Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice by the Trustee of the  pendency of such  distribution  and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that  purpose and  designated  in such notice.  The initial [Current Principal  Balance][Notional Amount] of this Certificate is set forth above. [The Current Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.]

            This  Certificate is one of a duly authorized  issue of Certificates
designated  as  set  forth  on  the  face  hereof  (the   "Certificates").   The
Certificates,  in  the  aggregate,  evidence  the  entire  beneficial  ownership interest in the Trust Fund formed pursuant to the Agreement.


            The Certificateholder, by its acceptance of this Certificate, agrees that it will look  solely  to the  Trust  Fund for  payment  hereunder  and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders  for  any  amount  payable  under  this  Certificate  or  the
Agreement  or,  except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the  Agreement and reference is made to the Agreement for the interests,  rights and limitations of rights,  benefits,  obligations  and duties  evidenced  hereby,  and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i)
the amendment thereof and of the Servicing Agreement and the modification of the rights and  obligations of the Seller,  the Master  Servicer and the Trustee and
the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee,  and (ii) the amendment  thereof and of the Servicing  Agreement by the
Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing  Fractional Undivided Interests  aggregating not less than 51% of the
Trust Fund (or in certain cases,  Holders of  Certificates  of affected  Classes evidencing such percentage of the Fractional  Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such  Holder  and upon all  future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment thereof and of the Servicing  Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided  in the  Agreement  and  subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  with the
Trustee upon surrender of this  Certificate for  registration of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory to the Trustee duly executed by the Holder  hereof or such  Holder's  attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are  issuable  only  as  registered  Certificates without coupons in the Classes and denominations  specified in the Agreement. As provided in the Agreement and subject to certain  limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service  charge  will be made to the  Certificateholders  for any such  registration  of  transfer,  but the Trustee may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.  The  Seller,  the  Master  Servicer,  the  Trustee,  the  Securities
Administrator  and any agent of any of them may treat the  Person in whose  name this Certificate is registered as the owner hereof for all purposes, and none of
Seller, the Master Servicer,  the Trustee,  the Securities  Administrator or any
such agent shall be affected by notice to the contrary.

            The obligations  created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders  with respect to the termination


of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance  with  respect  thereto) of the last
Mortgage  Loan  remaining  in the Trust  Fund and  disposition  of all  property acquired upon  foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan and (B) the  remittance  of all  funds  due  under  the  Agreement,  or (ii) the optional  repurchase  by the party named in the  Agreement  of all the  Mortgage
Loans and other  assets of the Trust  Fund in  accordance  with the terms of the
Agreement.   Such  optional  repurchase  may  be  made  only  on  or  after  the
Distribution  Date on  which  the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans is less than the  percentage of the aggregate  Stated  Principal
Balance  specified in the  Agreement of the Mortgage  Loans at the Cut-off Date.
The exercise of such right will effect the early retirement of the Certificates.
In no event,  however,  will the Trust Fund  created by the  Agreement  continue beyond the expiration of 21 years after the death of certain persons  identified in the Agreement.

            Unless this  Certificate  has been  countersigned  by an  authorized signatory  of the Trustee by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


            IN WITNESS  WHEREOF,  the Trustee has caused this  Certificate to be duly executed.

Dated: July 26, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class  [I]-[A]  Certificates  referred  to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                                   ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s) unto  __________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Fractional  Undivided
Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest to assignee on the
Certificate Register of the Trust Fund.

            I (We)  further  direct  the  Certificate  Registrar  to issue a new
Certificate of a like  denomination  and Class,  to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in immediately available funds to _________________________________ for the account of  _________________________  account  number  _____________,  or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This  information  is provided by  __________________,  the assignee named above, or ________________________, as its agent.


                                                                     EXHIBIT A-2

                FORM OF CLASS M, B-1, B-2 and B-3 CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A [insert as  applicable:  CLASS M, CLASS B-1 AND CLASS B-2]  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A
"REGULAR  INTEREST" IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE  INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE CURRENT  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE  PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO AS
DESCRIBED IN THE AGREEMENT.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE
CERTIFICATES,  THE  CURRENT  PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE
DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE
MAY  ASCERTAIN  ITS CURRENT  PRINCIPAL  BALANCE BY INQUIRY OF THE TRUSTEE  NAMED
HEREIN.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
OF THE DEPOSITORY  TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME  OF  CEDE  &  CO.  OR  SUCH  OTHER  NAME  AS  REQUESTED  BY  AN  AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN
INTEREST HEREIN.

      EACH BENEFICIAL  OWNER OF A [CLASS M, B-1, B-2 and B-3] CERTIFICATE OR ANY
INTEREST  THEREIN  SHALL  BE  DEEMED  TO  HAVE  REPRESENTED,  BY  VIRTUE  OF ITS
ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN,  THAT EITHER (I)
SUCH  CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS  EQUIVALENT BY FITCH,  S&P AND
MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH "PLAN  ASSETS"?OF  ANY PLAN,
(III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR
HOLD THE  CERTIFICATE  OR  INTEREST  THEREIN IS AN  "INSURANCE  COMPANY  GENERAL
ACCOUNT,"  AS SUCH TERM IS DEFINED IN  PROHIBITED  TRANSACTION  CLASS  EXEMPTION
("PTCE") 95-60,  AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE
BEEN SATISFIED.


Certificate No.1                        Adjustable Pass-Through Rate

Class [M, B-1, B-2, B-3] Subordinate

                                        Aggregate Initial Current Principal
Date of Pooling and Servicing           Balance of this Certificate as of the
Agreement and Cut-off Date:             Cut-off Date:
July 1, 2004                            $__________

                                        Initial Current Principal Balance of
First Distribution Date:                this Certificate as of the Cut-off
August 25, 2004                         Date: $__________

Master Servicer:                        CUSIP: ___
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
August 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-7
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-7

      evidencing a fractional undivided interest in the distributions  allocable to the Class [M, B-1, B-2, B-3]  Certificates with respect to a Trust Fund consisting  primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four  family  residential  properties and sold by STRUCTURED ASSET MORTGAGE II INVESTMENTS INC.

            This  Certificate  is  payable  solely  from the assets of the Trust
Fund,  and does not represent an  obligation of or interest in Structured  Asset
Mortgage  Investments II Inc. ("SAMI II"), the Master  Servicer,  the Securities
Administrator or the Trustee referred to below or any of their affiliates or any other person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the Master
Servicer or the Trustee or any of their affiliates or any other person.  None of
SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.


            This  certifies  that  Cede & Co.  is the  registered  owner  of the
Fractional  Undivided  Interest  evidenced  hereby in the  beneficial  ownership interest of Certificates  of the same Class as this  Certificate in a trust (the
"Trust Fund")  primarily  consisting of  conventional  adjustable  rate mortgage loans  secured by first  liens on one- to four-  family  residential  properties
(collectively,  the "Mortgage  Loans") sold by SAMI II. The Mortgage  Loans were sold by EMC Mortgage  Corporation ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master  servicer of the Mortgage Loans
(the "Master  Servicer,"  which term includes any  successors  thereto under the
Agreement referred to below). The Trust Fund was created pursuant to the Pooling and  Servicing  Agreement  dated as of the  Cut-off  Date  specified  above (the
"Agreement"),  among SAMI II, as depositor (the "Seller"),  the Master Servicer,
Wells Fargo, as securities administrator,  EMC Mortgage Corporation and JPMorgan
Chase Bank,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used herein  shall have the  meaning  ascribed to them in the
Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its  acceptance  hereof assents and by which such
Holder is bound.

            Interest on this  Certificate will accrue during the period from and including the preceding  Distribution  Date (as hereinafter  defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the  current  Distribution  Date on the Current  Principal  Balance
hereof at a per annum rate equal to the  Pass-Through  Rate set forth above. The
Trustee will  distribute on the 25th day of each month,  or, if such 25th day is
not  a  Business  Day,  the   immediately   following   Business  Day  (each,  a
"Distribution Date"), commencing on the first Distribution Date specified above, to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last  Business  Day of the month  immediately  preceding  the month  of such  Distribution  Date),  an  amount  equal  to the  product  of the
Fractional  Undivided  Interest evidenced by this Certificate and the amount (of interest and  principal,  if any) required to be  distributed  to the Holders of
Certificates  of  the  same  Class  as  this  Certificate.   The  Assumed  Final
Distribution  Date is the  Distribution  Date in the month  following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the  Current  Principal  Balance  of this  Class of  Certificates  will be reduced to zero.

            Distributions  on this  Certificate  will be made by the  Trustee by check  mailed to the  address  of the Person  entitled  thereto as such name and address shall appear on the Certificate  Register or, if such Person so requests
by  notifying   the  Trustee  in  writing  as   specified   in  the   Agreement.
Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice by the Trustee of the  pendency of such  distribution  and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that  purpose and  designated  in such notice.  The initial Current  Principal  Balance of this  Certificate is set forth above. The
Current  Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

            Each beneficial  owner of a Class [M, B-1, B-2, B-3]  Certificate or any  interest  therein  shall be  deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or interest therein,  that either (i)
such  Certificate is rated at least "BBB-" or its  equivalent by Fitch,  S&P and
Moody's,  (ii) it is not a Plan or  investing  with  "plan  assets" of any Plan,
(iii)(1) it is an insurance company,  (2) the source of funds used to acquire or hold the  Certificate  or  interest  therein is an  "insurance  company  general account,"  as such term is defined in  Prohibited  Transaction  Class  Exemption
("PTCE") 95-60,  and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.


            This  Certificate is one of a duly authorized  issue of Certificates
designated  as  set  forth  on  the  face  hereof  (the   "Certificates").   The
Certificates,  in  the  aggregate,  evidence  the  entire  beneficial  ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look  solely  to the  Trust  Fund for  payment  hereunder  and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders  for  any  amount  payable  under  this  Certificate  or  the
Agreement  or,  except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the  Agreement and reference is made to the Agreement for the interests,  rights and limitations of rights,  benefits,  obligations  and duties  evidenced  hereby,  and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i)
the amendment thereof and of the Servicing Agreement and the modification of the rights and  obligations of the Seller,  the Master  Servicer and the Trustee and
the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee,  and (ii) the amendment  thereof and of the Servicing  Agreement by the
Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing  Fractional Undivided Interests  aggregating not less than 51% of the
Trust Fund (or in certain cases,  Holders of  Certificates  of affected  Classes evidencing such percentage of the Fractional  Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such  Holder  and upon all  future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment thereof and of the Servicing  Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided  in the  Agreement  and  subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  with the
Trustee upon surrender of this  Certificate for  registration of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory to the Trustee duly executed by the Holder  hereof or such  Holder's  attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are  issuable  only  as  registered  Certificates without coupons in the Classes and denominations  specified in the Agreement. As provided in the Agreement and subject to certain  limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.


            No service  charge  will be made to the  Certificateholders  for any such  registration  of  transfer,  but the Trustee may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.  The  Seller,  the  Master  Servicer,  the  Trustee,  the  Securities
Administrator  and any agent of any of them may treat the  Person in whose  name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer,  the Trustee,  the Securities  Administrator or
any such agent shall be affected by notice to the contrary.

            The obligations  created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders  with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other  liquidation (or Advance with respect thereto) of the last Mortgage Loan  remaining in the Trust Fund and  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any
Mortgage Loan and (B) the  remittance of all funds due under the  Agreement,  or
(ii) the  optional  repurchase  by the party named in the  Agreement  of all the
Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the  Agreement.  Such  optional  repurchase  may be made only on or after the
Distribution  Date on  which  the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans is less than the  percentage of the aggregate  Stated  Principal
Balance  specified in the  Agreement of the Mortgage  Loans at the Cut-off Date.
The exercise of such right will effect the early retirement of the Certificates.
In no event,  however,  will the Trust Fund  created by the  Agreement  continue beyond the expiration of 21 years after the death of certain persons  identified in the Agreement.

            Unless this  Certificate  has been  countersigned  by an  authorized signatory  of the Trustee by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


            IN WITNESS  WHEREOF,  the Trustee has caused this  Certificate to be duly executed.

Dated: July 26, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class [M, B-1, B-2, B-3] Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s) unto  __________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Fractional  Undivided
Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest to assignee on the
Certificate Register of the Trust Fund.

            I (We)  further  direct  the  Certificate  Registrar  to issue a new
Certificate of a like  denomination  and Class,  to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in immediately available funds to _________________________________ for the account of  _________________________  account  number  _____________,  or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This  information  is provided by  __________________,  the assignee named above, or ________________________, as its agent.


                                                                    EXHIBIT A-3

                  FORM OF CLASS B-4, B-5 and B-6 CERTIFICATE

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A,
[insert as  applicable:  CLASS M, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND
CLASS B-5] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A
"REGULAR  INTEREST" IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE  INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

            THE CURRENT  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF
THE  CERTIFICATES,  THE CURRENT  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE
DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE
MAY  ASCERTAIN  ITS CURRENT  PRINCIPAL  BALANCE BY INQUIRY OF THE TRUSTEE  NAMED
HEREIN.

            THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE
SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE,  AGREES THAT
THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
IN COMPLIANCE  WITH THE  SECURITIES ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1)
PURSUANT TO RULE 144A UNDER THE  SECURITIES  ACT ("RULE  144A") TO A PERSON THAT
THE HOLDER  REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL  BUYER WITHIN THE
MEANING  OF RULE  144A (A  "QIB"),  PURCHASING  FOR  ITS  OWN  ACCOUNT  OR A QIB
PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE,
THAT THE REOFFER,  RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL  ACCREDITED INVESTOR"
WITHIN THE MEANING  THEREOF IN RULE  501(a)(1),  (2), (3) or (7) OF REGULATION D
UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY  OWNERS  COME WITHIN SUCH
PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY IN THE FORM
PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT  BY THE  TRUSTEE OF SUCH OTHER
EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER
IS IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE  LAWS OR IN EACH
CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY, OR
ON BEHALF  OF, AN  EMPLOYEE  BENEFIT  PLAN OR OTHER  RETIREMENT  ARRANGEMENT  (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY
ACT OF 1974,  AS AMENDED,  AND/OR  SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986,  AS AMENDED (THE  "CODE"),  or by a person using "PLAN  assets" of a Plan,
UNLESS THE PROPOSED  TRANSFEREE  PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL
FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR
AND ON WHICH  THEY  MAY  RELY  WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF
THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975
OF THE CODE AND WILL  NOT  SUBJECT  THE  MASTER  SERVICER,  THE  TRUSTEE  OR THE
SECURITIES  ADMINISTRATOR  TO ANY  OBLIGATION  OR LIABILITY IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.


Certificate No.1                        Adjustable Pass-Through Rate

Class [B-4. B-5, B-6] Senior

                                        Aggregate Initial Current Principal
Date of Pooling and Servicing           Balance of this Certificate as of the
Agreement and Cut-off Date:             Cut-off Date:
July 1, 2004                            $____________

                                        Initial Current Principal Balance of
First Distribution Date:                this Certificate as of the Cut-off
August 25, 2004                         Date:
                                        $------------

Master Servicer:                        CUSIP: ___
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
August 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-7
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-7

      evidencing a fractional undivided interest in the distributions  allocable to the Class [B-4,  B-5,  B-6]  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four  family  residential  properties and sold by STRUCTURED ASSET MORTGAGE II INVESTMENTS INC.

            This  Certificate  is  payable  solely  from the assets of the Trust
Fund,  and does not represent an  obligation of or interest in Structured  Asset
Mortgage  Investments II Inc. ("SAMI II"), the Master  Servicer,  the Securities
Administrator or the Trustee referred to below or any of their affiliates or any other person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the Master
Servicer or the Trustee or any of their affiliates or any other person.  None of
SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.


            This certifies that  ________________ is the registered owner of the
Fractional  Undivided  Interest  evidenced  hereby in the  beneficial  ownership interest of Certificates  of the same Class as this  Certificate in a trust (the
"Trust Fund")  primarily  consisting of  conventional  adjustable  rate mortgage loans  secured by first  liens on one- to four-  family  residential  properties
(collectively,  the "Mortgage  Loans") sold by SAMI II. The Mortgage  Loans were sold by EMC Mortgage  Corporation ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master  servicer of the Mortgage Loans
(the "Master  Servicer,"  which term includes any  successors  thereto under the
Agreement referred to below). The Trust Fund was created pursuant to the Pooling and  Servicing  Agreement  dated as of the  Cut-off  Date  specified  above (the
"Agreement"),  among SAMI II, as depositor (the "Seller"),  the Master Servicer,
Wells Fargo, as securities administrator,  EMC Mortgage Corporation and JPMorgan
Chase Bank,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used herein  shall have the  meaning  ascribed to them in the
Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its  acceptance  hereof assents and by which such
Holder is bound.

            The Trustee will  distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business Day
(each,  a  "Distribution  Date"),  commencing  on the  first  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered at the  close  of  business  on the  last  Business  Day of the  month  immediately preceding  the month of the related  Distribution  Date,  an amount equal to the product of the Fractional  Undivided  Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same
Class  as  this  Certificate.   The  Assumed  Final  Distribution  Date  is  the
Distribution  Date in the month following the latest scheduled  maturity date of any  Mortgage  Loan  and is not  likely  to be the  date on  which  the  Current
Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions  on this  Certificate  will be made by the  Trustee by check  mailed to the  address  of the Person  entitled  thereto as such name and address shall appear on the Certificate  Register or, if such Person so requests
by  notifying   the  Trustee  in  writing  as   specified   in  the   Agreement.
Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice by the Trustee of the  pendency of such  distribution  and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that  purpose and  designated  in such notice.  The initial Current  Principal  Balance of this  Certificate is set forth above. The
Current  Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.


            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of
1933,  as  amended  (the  "1933  Act"),   and  an  effective   registration   or
qualification   under  applicable  state  securities  laws,  or  is  made  in  a transaction  that does not require such  registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is  to  be  made  without registration or qualification,  the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933
Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule  501(a)(1),  (2), (3) or (7) of  Regulation D under the 1933
Act,  written  certifications  from the Holder of the  Certificate  desiring  to
effect  the   transfer,   and  from  such   Holder's   prospective   transferee,
substantially  in the forms  attached to the Agreement as Exhibit F-1 or F-2, as applicable,  and  (ii) if  requested  by the  Trustee,  an  Opinion  of  Counsel satisfactory  to it that such transfer may be made without such  registration or qualification  (which  Opinion of  Counsel  shall not be an expense of the Trust
Fund or of the Seller, the Trustee,  the Securities  Administrator or the Master
Servicer in their  respective  capacities as such),  together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective  transferee upon which such Opinion of
Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of  Certificates  specified  on the face hereof under the 1933
Act or any other  securities  law or to take any action not  otherwise  required under  the  Agreement  to  permit  the  transfer  of such  Certificates  without registration or qualification.  Any Holder desiring to effect a transfer of this
Certificate  shall  be  required  to  indemnify  the  Trustee,   the  Securities
Administrator,  the  Seller,  the  Seller and the Master  Servicer  against  any liability  that may  result if the  transfer  is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Class [B-4, B-5, B-6]  Certificate  will be made unless the Trustee and the  Securities  Administrator  have received  either (i)
opinion of counsel  for the  benefit of the  Trustee,  Master  Servicer  and the
Securities  Administrator  and which they may rely which is  satisfactory to the
Trustee that the purchase of this  certificate is  permissible  under local law, will not  constitute  or result in a  non-exempt  prohibited  transaction  under
Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended
("ERISA"),  and Section  4975 of the  Internal  Revenue  Code,  as amended  (the
"Code") and will not subject the Master Servicer,  the Trustee or the Securities
Administrator  to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring  directly or indirectly by, or on behalf of, an employee  benefit plan or other retirement  arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates
designated  as  set  forth  on  the  face  hereof  (the   "Certificates").   The
Certificates,  in  the  aggregate,  evidence  the  entire  beneficial  ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look  solely  to the  Trust  Fund for  payment  hereunder  and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders  for  any  amount  payable  under  this  Certificate  or  the
Agreement  or,  except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.


            This  Certificate  does not purport to summarize  the  Agreement and reference is made to the Agreement for the interests,  rights and limitations of rights,  benefits,  obligations  and duties  evidenced  hereby,  and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i)
the amendment thereof and of the Servicing Agreement and the modification of the rights and  obligations of the Seller,  the Master  Servicer and the Trustee and
the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee,  and (ii) the amendment  thereof and of the Servicing  Agreement by the
Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing  Fractional Undivided Interests  aggregating not less than 51% of the
Trust Fund (or in certain cases,  Holders of  Certificates  of affected  Classes evidencing such percentage of the Fractional  Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such  Holder  and upon all  future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment thereof and of the Servicing  Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided  in the  Agreement  and  subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  with the
Trustee upon surrender of this  Certificate for  registration of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory to the Trustee duly executed by the Holder  hereof or such  Holder's  attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.

            The  Certificates  are  issuable  only  as  registered  Certificates without coupons in the Classes and denominations  specified in the Agreement. As provided in the Agreement and subject to certain  limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service  charge  will be made to the  Certificateholders  for any such  registration  of  transfer,  but the Trustee may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.  The  Seller,  the  Master  Servicer,  the  Trustee,  the  Securities
Administrator  and any agent of any of them may treat the  Person in whose  name this Certificate is registered as the owner hereof for all purposes, and none of
Seller, the Master Servicer,  the Trustee,  the Securities  Administrator or any
such agent shall be affected by notice to the contrary.


            The obligations  created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders  with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other  liquidation (or Advance with respect thereto) of the last Mortgage Loan  remaining in the Trust Fund and  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any
Mortgage Loan and (B) the  remittance of all funds due under the  Agreement,  or
(ii) the  optional  repurchase  by the party named in the  Agreement  of all the
Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the  Agreement.  Such  optional  repurchase  may be made only on or after the
Distribution  Date on  which  the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans is less than the  percentage of the aggregate  Stated  Principal
Balance  specified in the  Agreement of the Mortgage  Loans at the Cut-off Date.
The exercise of such right will effect the early retirement of the Certificates.
In no event,  however,  will the Trust Fund  created by the  Agreement  continue beyond the expiration of 21 years after the death of certain persons  identified in the Agreement.

            Unless this  Certificate  has been  countersigned  by an  authorized signatory  of the Trustee by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


            IN WITNESS  WHEREOF,  the Trustee has caused this  Certificate to be duly executed.

Dated: July 26, 2004                      JPMORGAN CHASE BANK,
                                          Not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class [B-4, B-5, B-6] Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                                   ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s) unto  __________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Fractional  Undivided
Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest to assignee on the
Certificate Register of the Trust Fund.

            I (We)  further  direct  the  Certificate  Registrar  to issue a new
Certificate of a like  denomination  and Class,  to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in immediately available funds to _________________________________ for the account of  _________________________  account  number  _____________,  or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by     __________________, the assignee named
above, or ________________________, as its agent.


                                                                    EXHIBIT A-4

                           FORM OF CLASS R CERTIFICATE

            THIS  CERTIFICATE  MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A
"RESIDUAL  INTEREST" IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE  INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE
SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE,  AGREES THAT
THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
IN COMPLIANCE  WITH THE  SECURITIES ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1)
PURSUANT TO RULE 144A UNDER THE  SECURITIES  ACT ("RULE  144A") TO A PERSON THAT
THE HOLDER  REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL  BUYER WITHIN THE
MEANING  OF RULE  144A (A  "QIB"),  PURCHASING  FOR  ITS  OWN  ACCOUNT  OR A QIB
PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE,
THAT THE REOFFER,  RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL  ACCREDITED INVESTOR"
WITHIN THE MEANING  THEREOF IN RULE  501(a)(1),  (2), (3) or (7) OF REGULATION D
UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY  OWNERS  COME WITHIN SUCH
PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY IN THE FORM
PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT  BY THE  TRUSTEE OF SUCH OTHER
EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER
IS IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE  LAWS OR IN EACH
CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF THE UNITED STATES AND
ANY OTHER APPLICABLE JURISDICTION.


            THIS  CERTIFICATE MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY, OR
ON BEHALF  OF, AN  EMPLOYEE  BENEFIT  PLAN OR OTHER  RETIREMENT  ARRANGEMENT  (A
"PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY
ACT OF 1974,  AS AMENDED,  AND/OR  SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986,  AS AMENDED (THE  "CODE"),  or by a person using "PLAN  assets" of a Plan,
UNLESS THE PROPOSED  TRANSFEREE  PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL
FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR
AND ON WHICH  THEY  MAY  RELY  WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF
THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975
OF THE CODE AND WILL  NOT  SUBJECT  THE  MASTER  SERVICER,  THE  TRUSTEE  OR THE
SECURITIES  ADMINISTRATOR  TO ANY  OBLIGATION  OR LIABILITY IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.

            ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE
MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER
SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT (A) THE UNITED STATES,
ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES,
OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN  AN
INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO
TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL
ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C)
ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES  DESCRIBED IN SECTION
521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE
CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS
TAXABLE  INCOME),  (D) RURAL  ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A),  (B),  (C),  (D)  OR  (E)  BEING  HEREIN  REFERRED  TO  AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION,  (2) NO PURPOSE
OF SUCH  TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH
TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL
CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE
CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF  THIS
CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR  AN  AGENT  OF A  DISQUALIFIED
ORGANIZATION,  SUCH  REGISTRATION  SHALL BE  DEEMED  TO BE OF NO LEGAL  FORCE OR
EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER
FOR ANY  PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO,  THE  RECEIPT OF
DISTRIBUTIONS ON THIS CERTIFICATE.


Certificate No.1                        Pass-Through Rate: 0%

Class R                                 Percentage Interest: 100%

                                        Aggregate Initial Current Principal
Date of Pooling and Servicing           Balance of this Certificate as of the
Agreement and Cut-off Date:             Cut-off Date:
July 1, 2004                            $100.00

                                        Initial Current Principal Balance of
First Distribution Date:                this Certificate as of the Cut-off
August 25, 2004                         Date:
                                        $100.00

Master Servicer:                        CUSIP: ___
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
August 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-7
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-7

      evidencing a fractional undivided interest in the distributions  allocable to the  Class R  Certificates  with  respect  to a Trust  Fund  consisting primarily of a pool of adjustable  interest rate mortgage loans secured by first  liens on  one-to-four  family  residential  properties  and sold by
      STRUCTURED ASSET MORTGAGE II INVESTMENTS INC.

            This  Certificate  is  payable  solely  from the assets of the Trust
Fund,  and does not represent an  obligation of or interest in Structured  Asset
Mortgage  Investments II Inc. ("SAMI II"), the Master  Servicer,  the Securities
Administrator or the Trustee referred to below or any of their affiliates or any other person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed  or  insured  by any  governmental  entity or by SAMI II,  the Master
Servicer or the Trustee or any of their affiliates or any other person.  None of
SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.


            This certifies that  ________________ is the registered owner of the
Fractional  Undivided  Interest  evidenced  hereby in the  beneficial  ownership interest of Certificates  of the same Class as this  Certificate in a trust (the
"Trust Fund")  primarily  consisting of  conventional  adjustable  rate mortgage loans  secured by first  liens on one- to four-  family  residential  properties
(collectively,  the "Mortgage  Loans") sold by SAMI II. The Mortgage  Loans were sold by EMC Mortgage  Corporation ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master  servicer of the Mortgage Loans
(the "Master  Servicer,"  which term includes any  successors  thereto under the
Agreement referred to below). The Trust Fund was created pursuant to the Pooling and  Servicing  Agreement  dated as of the  Cut-off  Date  specified  above (the
"Agreement"),  among SAMI II, as depositor (the "Seller"),  the Master Servicer,
Wells Fargo, as securities administrator,  EMC Mortgage Corporation and JPMorgan
Chase Bank,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used herein  shall have the  meaning  ascribed to them in the
Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its  acceptance  hereof assents and by which such
Holder is bound.

            Each Holder of this  Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a
United  States  Person and a  Permitted  Transferee,  (ii) the  transfer  of any ownership  interest in this Certificate will be conditioned upon the delivery to the Trustee of,  among other  things,  an  affidavit  to the effect that it is a
United States Person and Permitted Transferee,  (iii) any attempted or purported transfer of any  ownership  interest in this  Certificate  in  violation of such restrictions  will be  absolutely  null and void and will  vest no rights in the purported  transferee,  and (iv) if any person other than a United States Person and a Permitted  Transferee  acquires any ownership interest in this Certificate in violation of such  restrictions,  then the Seller will have the right, in its sole  discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Seller,  which purchaser may be the Seller,  or any affiliate of the Seller, on such terms and conditions as the
Seller may choose.

            The Trustee will  distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day,  the  immediately  following  Business Day
(each,  a  "Distribution  Date"),  commencing  on the  first  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered at the  close  of  business  on the  last  Business  Day of the  month  immediately preceding  the month of the related  Distribution  Date,  an amount equal to the product of the Fractional  Undivided  Interest evidenced by this Certificate and the amounts  required to be  distributed to the Holders of  Certificates  of the same Class as this  Certificate.  The  Assumed  Final  Distribution  Date is the
Distribution  Date in the month following the latest scheduled  maturity date of any Mortgage Loan.

            Distributions  on this  Certificate  will be made by the  Trustee by check  mailed to the  address  of the Person  entitled  thereto as such name and address shall appear on the Certificate  Register or, if such Person so requests
by  notifying   the  Trustee  in  writing  as   specified   in  the   Agreement.
Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice by the Trustee of the  pendency of such  distribution  and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.


            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of
1933,  as  amended  (the  "1933  Act"),   and  an  effective   registration   or
qualification   under  applicable  state  securities  laws,  or  is  made  in  a transaction  that does not require such  registration or  qualification.  In the event  that  such  a  transfer  of  this  Certificate  is  to  be  made  without registration or qualification,  the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933
Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule  501(a)(1),  (2), (3) or (7) of  Regulation D under the 1933
Act,  written  certifications  from the Holder of the  Certificate  desiring  to
effect  the   transfer,   and  from  such   Holder's   prospective   transferee,
substantially  in the forms  attached to the Agreement as Exhibit F-1 or F-2, as applicable,  and  (ii) if  requested  by the  Trustee,  an  Opinion  of  Counsel satisfactory  to it that such transfer may be made without such  registration or qualification  (which  Opinion of  Counsel  shall not be an expense of the Trust
Fund or of the Seller, the Trustee,  the Securities  Administrator or the Master
Servicer in their  respective  capacities as such),  together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective  transferee upon which such Opinion of
Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of  Certificates  specified  on the face hereof under the 1933
Act or any other  securities  law or to take any action not  otherwise  required under  the  Agreement  to  permit  the  transfer  of such  Certificates  without registration or qualification.  Any Holder desiring to effect a transfer of this
Certificate  shall  be  required  to  indemnify  the  Trustee,   the  Securities
Administrator,  the  Seller,  the  Seller and the Master  Servicer  against  any liability  that may  result if the  transfer  is not so exempt or is not made in accordance with such federal and state laws.

            No  transfer  of this Class R  Certificate  will be made  unless the
Trustee and the  Securities  Administrator  have received  either (i) opinion of counsel for the  benefit of the  Trustee,  Master  Servicer  and the  Securities
Administrator  and which they may rely which is satisfactory to the Trustee that the  purchase of this  certificate  is  permissible  under  local law,  will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  and
Section 4975 of the Internal  Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities  Administrator to any
obligation or liability in addition to those undertaken in the Agreement or (ii)
a representation letter stating that the transferee is not acquiring directly or indirectly  by, or on behalf of, an employee  benefit  plan or other  retirement arrangement (a "Plan") that is subject to Title I of ERISA,  and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates
designated  as  set  forth  on  the  face  hereof  (the   "Certificates").   The
Certificates,  in  the  aggregate,  evidence  the  entire  beneficial  ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look  solely  to the  Trust  Fund for  payment  hereunder  and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders  for  any  amount  payable  under  this  Certificate  or  the
Agreement  or,  except as expressly  provided in the  Agreement,  subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the  Agreement and reference is made to the Agreement for the interests,  rights and limitations of rights,  benefits,  obligations  and duties  evidenced  hereby,  and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i)
the amendment thereof and of the Servicing Agreement and the modification of the rights and  obligations of the Seller,  the Master  Servicer and the Trustee and
the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee,  and (ii) the amendment  thereof and of the Servicing  Agreement by the
Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing  Fractional Undivided Interests  aggregating not less than 51% of the
Trust Fund (or in certain cases,  Holders of  Certificates  of affected  Classes evidencing such percentage of the Fractional  Undivided Interests thereof).  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such  Holder  and upon all  future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment thereof and of the Servicing  Agreement in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided  in the  Agreement  and  subject to certain  limitations therein set forth,  the transfer of this  Certificate  is  registrable  with the
Trustee upon surrender of this  Certificate for  registration of transfer at the offices or agencies  maintained by the Trustee for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory to the Trustee duly executed by the Holder  hereof or such  Holder's  attorney duly authorized in writing,  and thereupon one or more new Certificates in authorized denominations  representing a like aggregate  Fractional Undivided Interest will be issued to the designated transferee.


            The  Certificates  are  issuable  only  as  registered  Certificates without coupons in the Classes and denominations  specified in the Agreement. As provided in the Agreement and subject to certain  limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service  charge  will be made to the  Certificateholders  for any such  registration  of  transfer,  but the Trustee may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.  The  Seller,  the  Master  Servicer,  the  Trustee,  the  Securities
Administrator  and any agent of any of them may treat the  Person in whose  name this Certificate is registered as the owner hereof for all purposes, and none of
Seller, the Master Servicer,  the Trustee,  the Securities  Administrator or any
such agent shall be affected by notice to the contrary.

            The obligations  created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders  with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other  liquidation (or Advance with respect thereto) of the last Mortgage Loan  remaining in the Trust Fund and  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any
Mortgage Loan and (B) the  remittance of all funds due under the  Agreement,  or
(ii) the  optional  repurchase  by the party named in the  Agreement  of all the
Mortgage  Loans and other assets of the Trust Fund in accordance  with the terms of the  Agreement.  Such  optional  repurchase  may be made only on or after the
Distribution  Date on  which  the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans is less than the  percentage of the aggregate  Stated  Principal
Balance  specified in the  Agreement of the Mortgage  Loans at the Cut-off Date.
The exercise of such right will effect the early retirement of the Certificates.
In no event,  however,  will the Trust Fund  created by the  Agreement  continue beyond the expiration of 21 years after the death of certain persons  identified in the Agreement.

            Unless this  Certificate  has been  countersigned  by an  authorized signatory  of the Trustee by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


            IN WITNESS  WHEREOF,  the Trustee has caused this  Certificate to be duly executed.

Dated: July 26, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

            This  is  one  of  the  Class  R  Certificates  referred  to in  the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                                   ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s) unto  __________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Fractional  Undivided
Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest to assignee on the
Certificate Register of the Trust Fund.

            I (We)  further  direct  the  Certificate  Registrar  to issue a new
Certificate of a like  denomination  and Class,  to the above named assignee and deliver such Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in immediately available funds to _________________________________ for the account of  _________________________  account  number  _____________,  or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This  information  is provided by  __________________,  the assignee named above, or ________________________, as its agent.


                                                                       EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

            The  Preliminary  and Final Mortgage Loan Schedules  shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the Mortgagor's name;

(c) the street  address  (including  city,  state and zip code) of the Mortgaged
Property;

(d) the property type;

(e) the Mortgage Rate;

(f) the Servicing Rate;

(g) the Net Rate;

(h) the original term;

(i) the maturity date;

(j) the stated remaining term to maturity;

(k) the original principal balance;

(1) the first payment date;

(m) the principal and interest payment in effect as of the Cut-off Date;

(n) the unpaid principal balance as of the Cut-off Date;

(o) the Loan-to-Value Ratio at origination;

(p) paid-through date;

(q) the insurer of any Primary Mortgage Insurance Policy;

(r) the Gross Margin, if applicable;

(s) the Maximum Lifetime Mortgage Rate, if applicable;

(t) the Minimum Lifetime Mortgage Rate, if applicable;

(u) the Periodic Rate Cap, if applicable;

(v) the number of days delinquent, if any; and

(w) which  Mortgage  Loans adjust after an initial  fixed-rate  period of three, five or seven years.

Such  schedule  also shall set forth for all of the  Mortgage  Loans,  the total number of Mortgage Loans,  the total of each of the amounts  described under (k)
and (n) above, the weighted average by principal  balance as of the Cut-off Date of each of the rates  described  under (e), (f) and (g) above,  and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off
Date.


                                                                       EXHIBIT C
                                   [RESERVED]


                                                                       EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   JPMorgan Chase Bank
      4 New York Plaza, 6th Floor
      New York, New York 10004

RE:   Pooling and Servicing Agreement, dated as of July 1, 2004 among Structured
      Asset Mortgage  Investments II Inc., as seller, Wells Fargo Bank, National
      Association as master servicer and securities administrator,  EMC Mortgage
      Corporation  and  JPMorgan  Chase Bank,  as trustee,  issuing Bear Stearns
      Alt-A Trust Series  2004-7,  Mortgage  Pass-Through  Certificates,  Series
      2004-7

      In connection  with the  administration  of the Mortgage Loans held by you pursuant to the above-captioned  Pooling and Servicing Agreement, we request the release,  and hereby acknowledge  receipt, of the Mortgage File for the Mortgage
Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____       1.    Mortgage Paid in Full and proceeds have been  deposited into the Custodial Account

_____       2.    Foreclosure

_____       3.    Substitution

_____       4.    Other Liquidation

_____       5.    Nonliquidation             Reason:

_____       6.    California Mortgage Loan paid in full

                                          By:
                                             ---------------------------------
                                             (authorized signer)

                                          Issuer:
                                          Address:

                                          Date:


                                                                       EXHIBIT E

                           FORM OF TRANSFER AFFIDAVIT

                                             Affidavit   pursuant  to  Section
                                             860E(e)(4)    of   the   Internal
                                             Revenue   Code   of   1986,    as
                                             amended, and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1.  That he is  [Title  of  Officer]  of [Name  of  Investor]  (record  or beneficial  owner  of  the  Bear  Stearns  ALT-A  Trust,  Mortgage  Pass-Through
Certificates,  Series 2004-7, Class R Certificates) (the "Class R Certificates")
(the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United  States],  on behalf of which he makes this affidavit.

      2. That the Owner (i) is not and will not be as of [Closing  Date][date of purchase] a "disqualified organization" within the meaning of Section 860E(e)(5)
of the Internal  Revenue  Code of 1986,  as amended (the "Code") or an "electing large  partnership"  within the  meaning of Section  775 of the Code,  (ii) will endeavor to remain other than a disqualified  organization and an electing large partnership  for so long as it retains its ownership in the Class R Certificates and (iii) is acquiring the Class R  Certificates  for its own account or for the account of another  Owner from which it has received an affidavit  and agreement in  substantially  the same  form as this  affidavit  and  agreement.  (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States,  any state or political  subdivision thereof,  any agency or  instrumentality  of any of the foregoing (other than an instrumentality  all of the  activities of which are subject to tax and,  except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of directors  is not  selected  by any such  governmental  entity)  or any  foreign government,  international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

      3.  That the  Owner  is aware  (i) of the tax  that  would be  imposed  on transfers of Class R  Certificates  to  disqualified  organizations  or electing large  partnerships  under the Code,  that  applies to all  transfers of Class R
Certificates after March 31, 1988; (ii) that such tax would be on the transferor
(or,  with  respect to transfers to electing  large  partnerships,  on each such partnership),  or, if such transfer is through an agent (which person includes a broker,  nominee or middleman)  for a disqualified  organization,  on the agent;
(iii) that the person  (other than with respect to  transfers to electing  large partnerships)  otherwise  liable for the tax shall be relieved of liability  for the tax if the  transferee  furnishes  to such  person  an  affidavit  that  the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates  may be  "noneconomic  residual  interests"  within the meaning of Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual interest,  unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      4. That the Owner is aware of the tax imposed on a  "pass-through  entity"
holding Class R Certificates  if either the  pass-through  entity is an electing large  partnership  under  Section  775 of the Code or if at any time during the taxable  year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated  investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

      5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates  unless the transferee,  or the transferee's  agent, delivers to it an affidavit and agreement,  among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly  agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

      6. That the Owner has reviewed the  restrictions  set forth on the face of the Class R  Certificates  and the provisions of Section 5.05 of the Pooling and
Servicing  Agreement under which the Class R Certificates were issued. The Owner expressly  agrees  to be bound  by and to  comply  with  such  restrictions  and provisions.

      7. That the Owner consents to any additional  restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

      8.    The Owner's Taxpayer Identification Number is # _______________.

      9. This  affidavit and agreement  relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R  Certificates.  The
Owner understands that the liabilities described herein relate only to the Class
R Certificates.

      10. That no purpose of the Owner  relating  to the  transfer of any of the
Class R  Certificates  by the Owner is or will be to impede  the  assessment  or collection of any tax; in making this  representation,  the Owner  warrants that the Owner is familiar  with (i)  Treasury  Regulation  Section  1.860E-1 (c) and recent  amendments  thereto,  effective  as of  August  19,  2002,  and (ii) the preamble describing the adoption of the amendments to such regulation,  which is attached hereto as Exhibit 1.

      11. That the Owner has no present knowledge or expectation that it will be unable  to  pay  any  United  States  taxes  owed  by it so  long  as any of the
Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner  intends  to pay  taxes  associated  with  holding  such  Class R
Certificates  as they  become  due,  fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

      12. That the Owner has no present  knowledge or  expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the
Class R Certificates remain outstanding.


      13.  The  Owner  is  a  citizen  or  resident  of  the  United  States,  a corporation,  partnership  or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income  for  United  States  federal  income  tax  purposes  regardless  of  its connection with the conduct of a trade or business within the United States.

      14. The Owner hereby agrees that it will not cause income from the Class R
Certificates to be attributable to a foreign  permanent  establishment  or fixed base  (within  the meaning of an  applicable  income tax treaty) of the Owner or another United States taxpayer.

      15. (a) The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with the  Company,  the  Trustee  and the  Master  Servicer  that the following statements in (1) or (2) are accurate:

            (1) The  Certificates (i) are not being acquired by, and will not be transferred to, any employee  benefit plan within the meaning of section 3(3) of the Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA") or other  retirement  arrangement,  including  individual  retirement  accounts and annuities,  Keogh  plans and bank  collective  investment  funds  and  insurance
company  general  or  separate  accounts  in  which  such  plans,   accounts  or
arrangements  are  invested,  that is subject to Section 406 of ERISA or Section
4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing,  a
"Plan"),  (ii) are not being  acquired  with "plan  assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ? 2510.3-101 or otherwise  under ERISA,  and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation,  29
C.F.R. ? 2510.3-101 or otherwise under ERISA;

            (2) The purchase of  Certificates  is permissible  under  applicable law, will not constitute or result in any prohibited  transaction under ERISA or
Section  4975 of the Code,  will not  subject  the  Company,  the Trustee or the
Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing  Agreement  and,  with respect to each source of funds  ("Source")
being used by the Purchaser to acquire the  Certificates,  each of the following statements  is accurate:  (a) the  Purchaser is an  insurance  company;  (b) the
Source is assets of the  Purchaser's  "general  account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the  Purchaser  are exempt under PTCE 95-60;  and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total  reserves and  liabilities  of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans  maintained by the same  employer (or  affiliate  thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (b) The Owner will provide the  Trustee,  the Company and the Master
Servicer  with an  opinion of counsel  acceptable  to and in form and  substance satisfactory  to the Trustee,  the Company and the Master Servicer to the effect that the purchase of Certificates is permissible  under applicable law, will not constitute or result in any  non-exempt  prohibited  transaction  under ERISA or
Section  4975 of the Code and will not subject the  Trustee,  the Company or the
Master  Servicer  to any  obligation  or  liability  (including  obligations  or liabilities  under  ERISA or  Section  4975 of the  Code) in  addition  to those undertaken in the Pooling and Servicing Agreement.


            In addition, the Owner hereby certifies, represents and warrants to, and covenants  with, the Company,  the Trustee and the Master  Servicer that the
Owner will not transfer  such  Certificates  to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

            Capitalized  terms  used  but not  defined  herein  shall  have  the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS  WHEREOF,  the  Investor  has caused  this  instrument  to be executed on its behalf,  pursuant to authority of its Board of  Directors,  by its [Title of Officer] this ____ day  of  _________, 20__.

                                    [NAME OF INVESTOR]

                                    By:
                                       ---------------------------------------
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address  of  Investor  for receipt of
                                        distributions]
                                        Address of  Investor  for receipt of tax
                                        information:


      Personally appeared before me the above-named [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the  [Title of  Officer]  of the  Investor,  and  acknowledged  to me that he executed  the  same as his  free  act and  deed and the free act and deed of the
Investor.

      Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.


                                                                   EXHIBIT F-1

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                              ______________,200___

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-7

            Re:   Bear Stearns Alt-A Trust 2004-7
                  Mortgage Pass-Through Certificates, Series 2004-7, Class__
                  --------------------------------------------------------

Ladies and Gentlemen:

      ______________  (the "Purchaser")  intends to purchase from ______________
(the  "Seller")   $_________  initial  Current  Principal  Balance  of  Mortgage
Pass-Through  Certificates,  Series  2004-7,  Class _____ (the  "Certificates"),
issued  pursuant  to the Pooling  and  Servicing  Agreement  (the  "Pooling  and
Servicing Agreement"),  dated as of July 1, 2004 among Structured Asset Mortgage
Investments II Inc., as seller (the "Seller"),  EMC Mortgage Corporation,  Wells
Fargo  Bank,   National   Association,   as  master   servicer  and   securities
administrator,  and JPMorgan Chase Bank, as trustee (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the
Pooling and Servicing Agreement. The Purchaser hereby certifies,  represents and warrants to, and covenants with, the Seller and the Trustee that:

                  1. The Purchaser  understands that (a) the  Certificates  have not  been  and  will  not  be  registered  or  qualified  under  the
            Securities  Act of  1933,  as  amended  (the  "Act")  or  any  state securities  law,  (b) the Seller is not  required  to so register or qualify the Certificates, (c) the Certificates may be resold only if registered  and qualified  pursuant to the  provisions of the Act or any state securities law, or if an exemption from such  registration and  qualification  is  available,  (d) the  Pooling  and  Servicing
            Agreement  contains  restrictions  regarding  the  transfer  of  the
            Certificates  and (e) the  Certificates  will  bear a legend  to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account  for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.  The   Purchaser  is  (a)  a   substantial,   sophisticated
            institutional  investor  having such  knowledge  and  experience  in financial and business matters, and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of  evaluating  the merits  and risks of  investment  in the
            Certificates,  (b)  able  to  bear  the  economic  risks  of such an investment  and (c) an "accredited  investor"  within the meaning of
            Rule 501 (a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity  to  review  (a) a copy  of the  Pooling  and  Servicing
            Agreement   and  (b)   such   other   information   concerning   the
            Certificates,  the  Mortgage  Loans  and  the  Seller  as  has  been requested  by the  Purchaser  from the  Seller or the  Seller and is relevant to the Purchaser's  decision to purchase the  Certificates.
            The  Purchaser  has had  any  questions  arising  from  such  review answered  by the  Seller or the  Seller to the  satisfaction  of the
            Purchaser.

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge, sell, dispose of
            or  otherwise   transfer  any  Certificate,   any  interest  in  any
            Certificate  or any  other  similar  security  to any  person in any manner,  (b)  solicit  any  offer  to buy  or to  accept  a  pledge, disposition  of other transfer of any  Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)  otherwise  approach or  negotiate  with respect to any
            Certificate,  any interest in any  Certificate  or any other similar security  with any  person  in any  manner,  (d)  make  any  general solicitation by means of general  advertising or in any other manner or (e) take any other  action,  that (as to any of (a)  through  (e)
            above) would constitute a distribution of any Certificate  under the
            Act,  that  would  render  the  disposition  of  any  Certificate  a violation  of Section 5 of the Act or any state  securities  law, or that would require  registration or qualification  pursuant thereto.
            The  Purchaser  will  not  sell  or  otherwise  transfer  any of the
            Certificates,  except  in  compliance  with  the  provisions  of the
            Pooling and Servicing Agreement.

                  6. The  Purchaser  (if the  Certificate  is not rated at least
            "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a) is not an employee  benefit or other plan subject to
            the  prohibited  transaction  provisions of the Employee  Retirement
            Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets" of any Plan within the meaning of the  Department  of Labor  ("DOL")  regulation  at 29
            C.F.R. ss.2510.3-101; or

                        (b) is an insurance  company,  the source of funds to be
            used by it to purchase the  Certificates  is an  "insurance  company general account"  (within the meaning of DOL Prohibited  Transaction
            Class Exemption  ("PTCE") 95-60),  and the purchase is being made in reliance  upon the  availability  of the exemptive  relief  afforded under Sections I and III of PTCE 95-60.]

      In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Company, the Trustee,  the Securities  Administrator and
the Master  Servicer that the Purchaser will not transfer such  Certificates  to any Plan or person unless such Plan or person meets the  requirements  set forth in either 6(a) or (b) above.

                                        Very truly yours,

                                        [PURCHASER]

                                        By:
                                           ---------------------------

                                        Name:

                                        Title:


                                                                   EXHIBIT F-2

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

           --------------------------------------------------------

           --------------------------------------------------------

           --------------------------------------------------------

           --------------------------------------------------------

            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities  described  above to the undersigned  buyer
(the "Buyer").

            1. In  connection  with such  transfer  and in  accordance  with the agreements  pursuant to which the Rule 144A Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred,  pledged, sold or otherwise disposed of the
Rule 144A  Securities,  any  interest in the Rule 144A  Securities  or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A
Securities  or any other  similar  security  from,  or otherwise  approached  or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule
144A Securities or any other similar security with, any person in any manner, or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
Rule 144A  Securities  under the  Securities  Act of 1933, as amended (the "1933
Act"),  or that  would  render the  disposition  of the Rule 144A  Securities  a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or  another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

            2. The Buyer  warrants and  represents  to, and covenants  with, the
Seller,  the  Trustee  and the Master  Servicer  (as  defined to the Pooling and
Servicing  Agreement,  dated as of July 1,  2004  (the  "Agreement"),  among the
Company,   EMC,  Wells  Fargo  Bank,  N.A.,  as  master  servicer  (the  "Master
Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee")) as follows:

                        (a) The Buyer  understands that the Rule 144A Securities
            have not been  registered  under the 1933 Act or the securities laws of any state.

                        (b)  The   Buyer   considers   itself   a   substantial,
            sophisticated  institutional  investor  having  such  knowledge  and experience in financial  and business  matters that it is capable of evaluating  the  merits  and  risks of  investment  in the Rule 144A
            Securities.

                        (c) The Buyer has been  furnished  with all  information
            regarding the Rule 144A  Securities  that it has requested  from the
            Seller, the Trustee or the Master Servicer.

                        (d)  Neither  the Buyer nor anyone  acting on its behalf
            has offered, transferred, pledged, sold or otherwise disposed of the
            Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security  to, or  solicited  any offer to buy or accept a  transfer,  pledge  or other  disposition  of the Rule 144A
            Securities,  any interest in the Rule 144A  Securities  or any other similar  security from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A
            Securities or any other  similar  security  with,  any person in any manner,  or made  any  general  solicitation  by  means  of  general advertising or in any other manner, or taken any other action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition  of the Rule 144A
            Securities  a  violation  of  Section  5 of the 1933 Act or  require
            registration   pursuant  thereto,  nor  will  it  act,  nor  has  it
            authorized  or will it  authorize  any person to act, in such manner with respect to the Rule 144A Securities.

                        (e) The Buyer is a  "qualified  institutional  buyer" as
            that  term is  defined  in Rule  144A  under  the  1933  Act and has completed  either  of the  forms  of  certification  to that  effect attached  hereto as Annex 1 or Annex 2. The Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.  The Buyer is acquiring  the  Rule  144A  Securities  for its own  account  or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold, pledged or transferred only
            (i) to a person reasonably believed to be a qualified  institutional buyer that  purchases  for its own  account or for the  account of a qualified  institutional  buyer to whom  notice  is  given  that the resale,  pledge or  transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from  registration  under the
            1933 Act.

            [3.  The Buyer (if the Rule 144A  Securities  are not rated at least
"BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a) is not an employee  benefit or other plan subject to
            the  prohibited  transaction  provisions of the Employee  Retirement
            Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly,  on behalf of or purchasing any Certificate  with "plan assets" of any Plan within the meaning of the  Department  of Labor  ("DOL")  regulation  at 29
            C.F.R.ss.2510.3-101; or

                        (b) is an insurance  company,  the source of funds to be
            used by it to purchase the  Certificates  is an  "insurance  company general account"  (within the meaning of DOL Prohibited  Transaction
            Class Exemption  ("PTCE") 95-60),  and the purchase is being made in reliance  upon the  availability  of the exemptive  relief  afforded under Sections I and III of PTCE 95-60.]

            4. This document may be executed in one or more  counterparts and by the different  parties hereto on separate  counterparts,  each of which, when so executed, shall be deemed to be an original; such counterparts,  together, shall constitute one and the same document.

            IN WITNESS  WHEREOF,  each of the parties has executed this document as of the date set forth below.

--------------------------------------   -------------------------------
Print Name of Seller                     Print Name of Buyer
By:                                      By:
   -----------------------------------      ----------------------------
   Name:                                    Name:
   Title:                                   Title:
Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
   -----------------------------------      ----------------------------
Date:                                    Date:
   -----------------------------------      ----------------------------


                                                            ANNEX 1 TO EXHIBIT F

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

            The undersigned  hereby  certifies as follows in connection with the
Rule 144A Investment Representation to which this Certification is attached:

1. As  indicated  below,  the  undersigned  is the  President,  Chief  Financial
Officer, Senior Vice President or other executive officer of the Buyer.

2. In  connection  with  purchases  by the  Buyer,  the  Buyer  is a  "qualified institutional  buyer" as that term is defined in Rule 144A under the  Securities
Act of 1933  ("Rule  144A")  because (i) the Buyer  owned  and/or  invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the  Buyer's  most recent  fiscal  year (such  amount being  calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

          --   Corporation,  etc. The Buyer is a corporation (other than a bank,
               savings   and   loan   association   or   similar   institution),
               Massachusetts   or  similar  business  trust,   partnership,   or
               charitable  organization  described  in Section  501(c)(3) of the
               Internal Revenue Code.

          --   Bank.  The Buyer (a) is a national  bank or  banking  institution organized under the laws of any State,  territory or the District of Columbia,  the business of which is substantially  confined to banking and is  supervised  by the State or  territorial  banking commission or similar official or is a foreign bank or equivalent institution,  and  (b)  has an  audited  net  worth  of at  least
               $25,000,000  as  demonstrated  in  its  latest  annual  financial
               statements,    a   copy   of    which   is    attached    hereto.

          --   Savings   and  Loan.   The  Buyer  (a)  is  a  savings  and  loan
               association,  building and loan  association,  cooperative  bank, homestead association or similar institution, which is supervised and examined by a State or Federal  authority having  supervision over any  such  institutions  or is a  foreign  savings  and loan association or equivalent  institution and (b) has an audited net worth of at  least  $25,000,000  as  demonstrated  in its  latest annual financial statements.

          --   Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to
               Section 15 of the Securities Exchange Act of 1934.

          --   Insurance  Company.  The  Buyer  is an  insurance  company  whose primary  and  predominant  business  activity  is the  writing of insurance or the  reinsuring of risks  underwritten  by insurance companies  and which is subject to  supervision  by the insurance commissioner  or a  similar  official  or  agency  of a State  or territory or the District of Columbia.

          --   State  or  Local  Plan.  The  Buyer  is a  plan  established  and maintained by a State, its political subdivisions,  or any agency or  instrumentality  of the State or its political  subdivisions, for the benefit of its employees.

          --   ERISA  Plan.  The Buyer is an  employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act
               of 1974.

          --   Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

          --   SBIC. The Buyer is a Small Business  Investment  Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958.

          --   Business Development Company. The Buyer is a business development company  as  defined  in  Section  202(a)(22)  of the  Investment
               Advisers Act of 1940.

          --   Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose  participants  are  exclusively (a) plans
               established   and   maintained   by  a   State,   its   political
               subdivisions,  or any agency or  instrumentality  of the State or its political subdivisions,  for the benefit of its employees, or
               (b) employee  benefit  plans within the meaning of Title I of the
               Employee  Retirement  Income  Security Act of 1974,  but is not a
               trust fund that includes as  participants  individual  retirement accounts or H.R. 10 plans.

            3.  The term  "securities"  as used  herein  does  not  include  (i)
securities of issuers that are affiliated  with the Buyer,  (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank  deposit  notes and  certificates  of  deposit,  (iv) loan participations,  (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of  determining  the aggregate  amount of securities owned and/or invested on a discretionary  basis by the Buyer, the Buyer used the cost of such  securities to the Buyer and did not include any of the  securities referred to in the preceding  paragraph.  Further, in determining such aggregate amount,  the Buyer may have included  securities  owned by  subsidiaries  of the
Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles  and if the  investments of such  subsidiaries  are managed under the
Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer  acknowledges  that it is  familiar  with Rule 144A and understands  that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

-------   -------     Will the Buyer be purchasing the Rule 144A
Yes       No          Securities  only for the  Buyer's own  account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that,  in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including  any separate  account) in reliance on Rule
144A,  the Buyer will only purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A. In addition,  the Buyer  agrees that the Buyer will not purchase  securities  for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other appropriate  steps  contemplated by Rule 144A to conclude that such third party  independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7.  The  Buyer  will  notify  each  of the  parties  to  which  this certification is made of any changes in the information and conclusions  herein.
Until such notice is given,  the Buyer's  purchase of Rule 144A  Securities will constitute  a  reaffirmation  of  this  certification  as of the  date  of  such purchase.

                                    -----------------------------------------
                                    Print Name of Buyer

                                    By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                    Date:
                                         -------------------------------------


                                    EXHIBIT G

                           FORM OF CUSTODIAL AGREEMENT

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time,  the  "Agreement'),  dated as of July 1, 2004, by and among JPMORGAN CHASE
BANK,  as trustee  (including  its  successors  under the Pooling and  Servicing
Agreement defined below, the "Trustee"),  STRUCTURED ASSET MORTGAGE  INVESTMENTS
II INC., as company  (together with any successor in interest,  the  "Company"),
WELLS  FARGO BANK,  NATIONAL  ASSOCIATION,  as master  servicer  and  securities administrator  (together  with any successor in interest or successor  under the
Pooling and Servicing  Agreement  referred to below, the "Master  Servicer") and
WELLS  FARGO  BANK,  NATIONAL  ASSOCIATION,  as  custodian  (together  with  any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

            WHEREAS, the Company,  EMC, the Master Servicer and the Trustee have entered  into a  Pooling  and  Servicing  Agreement,  dated as of July 1,  2004, relating to the issuance of Bear  Stearns  ALT-A  Trust,  Mortgage  Pass-Through
Certificates,  Series  2004-7 (as in effect on the date of this  agreement,  the
"Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement'); and

            WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee
for  the  purposes  of  receiving  and  holding  certain   documents  and  other
instruments  delivered by the Company or the Master  Servicer  under the Pooling and  Servicing  Agreement  and the Servicers  under their  respective  Servicing
Agreements,  all upon the terms and  conditions  and subject to the  limitations hereinafter set forth;

            NOW,  THEREFORE,  in  consideration  of the  premises and the mutual covenants and agreements  hereinafter set forth, the Trustee,  the Company,  the
Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Capitalized  terms used in this  Agreement  and not  defined  herein shall  have  the  meanings  assigned  in  the  Original  Pooling  and  Servicing
Agreement, unless otherwise required by the context herein.

                                   ARTICLE II
                          CUSTODY OF MORTGAGE DOCUMENTS

            Section  2.1.  Custodian  to Act as Agent:  Acceptance  of  Mortgage
Files.  The  Custodian,  as the duly  appointed  agent of the  Trustee for these
purposes,   acknowledges  (subject  to  any  exceptions  noted  in  the  Initial
Certification  referred  to in  Section  2.3(a)  receipt of the  Mortgage  Files relating to the Mortgage Loans  identified on the schedule  attached hereto (the
"Mortgage  Files") and declares that it holds and will hold such Mortgage  Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

            Section  2.2.  Recordation  of  Assignments.  If any  Mortgage  File
includes one or more  assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the
Trustee  (with a copy to the  Custodian)  pursuant to the  provisions of Section
2.01 of the Pooling  and  Servicing  Agreement,  each such  assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate  public office for real  property  records,  and the Company,  at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public  office for real property  records each such  assignment of Mortgage and, upon receipt thereof from such public office,  shall return each such assignment of Mortgage to the Custodian.

            Section 2.3 Review of Mortgage Files.

            (1) On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and  Servicing  Agreement,  the  Custodian  shall  deliver to the
Trustee an  Initial  Certification  in the form  annexed  hereto as Exhibit  One evidencing  receipt (subject to any exceptions noted therein) of a Mortgage File for each of the  Mortgage  Loans  listed on the  Schedule  attached  hereto (the
"Mortgage Loan Schedule").

            (2) Within 90 days of the Closing Date,  the Custodian  agrees,  for the benefit of Certificateholders,  to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement,  each such document, and shall deliver to the Seller and the Trustee an Interim Certification in the form annexed  hereto as Exhibit Two to the effect that all such  documents  have been executed  and  received and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on
Schedule A attached to such Interim Certification.  The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments,
certificates   or  other  papers  to  determine   that  the  same  are  genuine,
enforceable,  or  appropriate  for the  represented  purpose  or that  they have actually  been  recorded or that they are other than what they  purport to be on their face.

            (3) Not later than 180 days after the Closing  Date,  the  Custodian shall review the  Mortgage  Files as provided in Section 2.02 of the Pooling and
Servicing  Agreement  and  deliver  to  the  Seller  and  the  Trustee  a  Final
Certification  in the form  annexed  hereto  as  Exhibit  Three  evidencing  the completeness of the Mortgage Files.

            (4) In reviewing  the Mortgage  Files as provided  herein and in the
Pooling and Servicing  Agreement,  the Custodian shall make no representation as to  and  shall  not  be  responsible  to  verify  (i)  the  validity,  legality, enforceability, due authorization,  recordability, sufficiency or genuineness of any of the documents  included in any Mortgage File or (ii) the  collectibility, insurability,  effectiveness  or  suitability  of any of  the  documents  in any
Mortgage File.

            Upon  receipt of written  request from the  Trustee,  the  Custodian shall  as soon  as  practicable  supply  the  Trustee  with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

            Section  2.4.   Notification  of  Breaches  of  Representations  and
 Warranties.  Upon discovery by the Custodian of a breach of any  representation or  warranty  made by the  Company as set forth in the  Pooling  and  Servicing
 Agreement  with respect to a Mortgage  Loan  relating to a Mortgage  File,  the
 Custodian shall give prompt written notice to the Company, the related Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate: Release of Mortgage Files. Upon
receipt of written  notice from the Trustee  that the  Mortgage  Loan Seller has repurchased  a Mortgage Loan pursuant to Article II of the Pooling and Servicing
Agreement,  and that the  purchase  price  therefore  has been  deposited in the
Master  Servicer  Collection  Account  or the  Distribution  Account,  then  the
Custodian  agrees to promptly  release to the  Mortgage  Loan Seller the related
Mortgage File.

            Upon the  Custodian's  receipt of a request  for release (a "Request for  Release")  substantially  in the  form  of  Exhibit  D to the  Pooling  and
Servicing  Agreement  signed by a  Servicing  Officer  of the  related  Servicer stating that it has received  payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes,  the Custodian agrees  promptly to release to the related  Servicer the related  Mortgage File.
The Company shall  deliver to the  Custodian and the Custodian  agrees to accept the  Mortgage  Note and other  documents  constituting  the  Mortgage  File with respect to any Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose,  collection under any Primary
Insurance Policy,  the related Servicer shall deliver to the Custodian a Request for Release signed by a Servicing  Officer  requesting that possession of all of the Mortgage File be released to the related  Servicer and  certifying as to the reason for such release and that such release will not  invalidate any insurance coverage  provided in respect of the  Mortgage  Loan under any of the  Insurance
Policies.  Upon  receipt of the  foregoing,  the  Custodian  shall  deliver  the
Mortgage File to the related  Servicer.  The related  Servicer  shall cause each
Mortgage  File  or any  document  therein  so  released  to be  returned  to the
Custodian  when the need  therefore  by the related  Servicer no longer  exists, unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds relating  to the  Mortgage  Loan  have been  deposited  in the  Master  Servicer
Collection Account or the Distribution Account or (ii) the Mortgage File or such document  has been  delivered to an  attorney,  or to a public  trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially  or  non-judicially,  and the related  Servicer has  delivered to the
Custodian a  certificate  of a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

            At any time that a Servicer is required to deliver to the  Custodian a Request for Release,  the Servicer shall deliver two copies of the Request for
Release if  delivered  in hard copy or the Servicer may furnish such Request for
Release  electronically  to the Custodian,  in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection  with any  Request  for  Release  of a  Mortgage  File  because  of a repurchase of a Mortgage Loan,  such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the
Trustee to the  Mortgage  Loan  Seller and the  related  Mortgage  Note shall be endorsed  without  recourse,  representation  or  warranty by the Trustee and be returned to the Mortgage Loan Seller. In connection with any Request for Release of a Mortgage  File  because of the  payment  in full of a Mortgage  Loan,  such
Request for Release shall be  accompanied by a certificate  of  satisfaction  or other  similar  instrument  to be  executed  by or on behalf of the  Trustee and returned to the related Servicer.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered  into with respect to any  Mortgage  Loan  subject to this  Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer,  to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution  agreement  has been  completed by  forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related  Mortgage File and, for all purposes,  shall be considered a part of such  Mortgage File to the same extent as all other  documents  and  instruments constituting parts thereof.

                                   ARTICLE III
                            CONCERNING THE CUSTODIAN

            Section  3.1.  Custodian  as Bailee and Agent of the  Trustee.  With
respect to each Mortgage Note,  Mortgage and other documents  constituting  each
Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage
Note or Mortgage  for the  benefit of any person  other than the Trustee and the
Certificateholders and undertakes to perform such duties and only such duties as are  specifically  set forth in this Agreement.  Except upon compliance with the provisions  of Section  2.5 of this  Agreement,  no Mortgage  Note,  Mortgage or
Mortgage File shall be delivered by the Custodian to the Company,  the Servicers or the  Master  Servicer  or  otherwise  released  from  the  possession  of the
Custodian.

            Section 3.2.  Reserved.

            Section 3.3.  Custodian May Own  Certificates.  The Custodian in its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4 Master  Servicer to Pay  Custodian's  Fees and Expenses.
The Master  Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian shall be entitled to,  reasonable  compensation  for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable  expenses,  disbursements  and advances  incurred  or made  by the  Custodian  in  accordance  with  any of the provisions of this  Agreement  (including the  reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ), except any such expense,  disbursement or advance as may arise from its  negligence  or bad faith or to the  extent  that such  cost or  expense  is indemnified by the Company pursuant to the Pooling and Servicing Agreement.

            Section 3.5. Custodian May Resign Trustee May Remove Custodian.  The
Custodian may resign from the  obligations  and duties hereby imposed upon it as such  obligations  and duties  relate to its acting as Custodian of the Mortgage
Loans. Upon receiving such notice of resignation,  the Trustee shall either take custody of the  Mortgage  Files  itself and give  prompt  notice  thereof to the
Company, the Master Servicer and the Custodian,  or promptly appoint a successor
Custodian by written  instrument,  in  duplicate,  one copy of which  instrument shall be  delivered to the  resigning  Custodian  and one copy to the  successor
Custodian. If the Trustee shall not have taken custody of the Mortgage Files and
no  successor   Custodian  shall  have  been  so  appointed  and  have  accepted appointment  within 30 days after the giving of such notice of resignation,  the resigning  Custodian  may petition any court of competent  jurisdiction  for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time with the consent of the Master  Servicer.  In such event,  the Trustee shall appoint,  or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository  institution subject to supervision or examination  by federal or state  authority,  shall be able to satisfy the other requirements  contained  in  Section  3.7 and  shall  be  unaffiliated  with the
Servicer or the Company.

            Any  resignation  or removal of the Custodian and  appointment  of a successor  Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian.  The
Trustee shall give prompt  notice to the Company and the Master  Servicer of the appointment  of  any  successor  Custodian.  No  successor  Custodian  shall  be appointed  by the  Trustee  without  the prior  approval  of the Company and the
Master Servicer.

            Section 3.6. Merger or Consolidation  of Custodian.  Any Person into which  the  Custodian  may be  merged  or  converted  or  with  which  it may be
consolidated,   or  any  Person   resulting  from  any  merger,   conversion  or
consolidation to which the Custodian shall be a party, or any Person  succeeding to the  business  of the  Custodian,  shall be the  successor  of the  Custodian hereunder,  without the  execution  or filing of any paper or any further act on the  part  of  any  of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

            Section 3.7.  Representations of the Custodian. The Custodian hereby represents  that  it is a  depository  institution  subject  to  supervision  or examination by a federal or state authority,  has a combined capital and surplus of at least  $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

            Section 4.1. Notices.  All notices,  requests,  consents and demands and other communications  required under this Agreement or pursuant to any other instrument  or document  delivered  hereunder  shall be in writing  and,  unless otherwise  specifically  provided,  may be delivered personally,  by telegram or telex,  or by registered or certified  mail,  postage  prepaid,  return  receipt requested,  at the  addresses  specified on the  signature  page hereof  (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section  4.2.  Amendments.   No  modification  or  amendment  of  or
supplement to this Agreement  shall be valid or effective  unless the same is in writing and signed by all parties  hereto,  and neither the Company,  the Master
Servicer  nor the  Trustee  shall  enter  into any  amendment  hereof  except as permitted by the Pooling and Servicing Agreement.  The Trustee shall give prompt notice to the  Custodian  of any  amendment  or  supplement  to the  Pooling and
Servicing Agreement and furnish the Custodian with written copies thereof.

            Section  4.3.  GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  DEEMED A
CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4.  Recordation of Agreement.  To the extent  permitted by applicable  law, this  Agreement is subject to  recordation  in all  appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated,  and in any other  appropriate  public  recording office or elsewhere, such recordation to be effected by the Company and at the Trust's  expense,  but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the  Company to the effect that the  failure to effect  such  recordation  is
likely   to   materially   and   adversely   affect   the   interests   of   the
Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein  provided  and  for  other  purposes,  this  Agreement  may  be  executed simultaneously in any number of counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

            Section 4.5.  Severability of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason whatsoever held invalid, then such covenants,  agreements,  provisions or terms  shall be  deemed  severable  from the  remaining  covenants,  agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.


            IN WITNESS WHEREOF,  this Agreement is executed as of the date first above written.

Address:                                JPMORGAN CHASE BANK, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004                By:__________________________________
                                        Name:
Attention:                              Title:
Telecopy:
Confirmation:
Address:                                STRUCTURED ASSET MORTGAGE INVESTMENTS
                                        II INC.
383 Madison Avenue
New York, New York 10179
                                        By:__________________________________
                                        Name: Baron Silverstein
                                        Title:      Vice President

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer
9062 Old Annapolis                      By:___________________________________
Columbia, Maryland 21045                Name:
Attention: BSALTA 2004-7                Title:

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Custodian
1015 10th Avenue                        By:___________________________________
Minneapolis, Minnesota 55414            Name:
Attention: BSALTA 2004-7                Title:
Telecopier: (612) 667-1068


STATE OF NEW YORK )
                        )ss.:
COUNTY OF NEW YORK      )

            On the ___ day of July, 2004,  before me, a notary public in and for
said  State,  personally  appeared   _______________,   known  to  me  to  be  a
_________________of  JPMorgan  Chase Bank, a New York State banking  corporation that executed the within  instrument,  and also known to me to be the person who executed  it on  behalf of said  corporation  and  acknowledged  to me that such corporation executed the within instrument.

            IN  WITNESS  WHEREOF,  I have  hereunto  set my hand and  affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[SEAL]


STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD     )

            On the ___ day of July, 2004,  before me, a notary public in and for said  State,  personally  appeared  __________________,  known  to me to be a/an
_____________________  of Wells Fargo  Bank,  National  Association,  a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said  national  banking  association, and  acknowledged  to me that such  national  banking  association  executed the within instrument.

            IN  WITNESS  WHEREOF,  I have  hereunto  set my hand and  affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[SEAL]


STATE OF NEW YORK    )
                        )ss.:
COUNTY OF NEW YORK      )

            On the ___ day of July, 2004,  before me, a notary public in and for said State,  personally  appeared  Baron  Silverstein,  known to me to be a Vice
President  of  Structured  Asset  Mortgage  Investments  II  Inc.,  one  of  the
corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

            IN  WITNESS  WHEREOF,  I have  hereunto  set my hand and  affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[Notarial Seal]


STATE OF MARYLAND       )
                        )ss.:
COUNTY OF HOWARD     )

            On the ___ day of July, 2004,  before me, a notary public in and for said  State,  personally  appeared  __________________,  known  to me to be a/an
_____________________  of Wells Fargo  Bank,  National  Association,  a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said  national  banking  association, and  acknowledged  to me that such  national  banking  association  executed the within instrument.

            IN  WITNESS  WHEREOF,  I have  hereunto  set my hand and  affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[Notarial Seal]


                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                  _________, 20__

JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-7

            Re:   Custodial  Agreement,  dated as of July 1, 2004,
                  by and among  JPMorgan  Chase  Bank,  Structured
                  Asset  Mortgage  Investments  II Inc.  and Wells
                  Fargo  Bank,  National  Association  relating to
                  Bear Stearns ALT-A Trust, Mortgage Pass-Through
                  Certificates, Series 2004-7

Ladies and Gentlemen:

            In  accordance  with  Section 2.3 of the  above-captioned  Custodial
Agreement,  and subject to Section 2.02 of the Pooling and Servicing  Agreement,
the undersigned,  as Custodian, hereby certifies that it has received a Mortgage
File (which  contains an original  Mortgage Note or lost note  affidavit) to the extent  required in Section  2.01 of the Pooling and  Servicing  Agreement  with respect to each  Mortgage Loan listed in the Mortgage  Loan  Schedule,  with any exceptions listed on Schedule A attached hereto.

            Capitalized  words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION

                                          By: _______________________________
                                          Name:
                                          Title:


                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                _________, 20__

JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention:  Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-7

            Re: Custodial Agreement,  dated as of July 1, 2004, by
                and among  JPMorgan Chase Bank,  Structured  Asset
                Mortgage  Investments  II  Inc.  and  Wells  Fargo
                Bank,  National   Association   relating  to  Bear
                Stearns  ALT-A  Trust,   Mortgage   Pass-Through
                Certificates, Series 2004-7

Ladies and Gentlemen:

            In  accordance  with  Section 2.3 of the  above-captioned  Custodial
Agreement, the undersigned,  as Custodian, hereby certifies that it has received a Mortgage File to the extent  required  pursuant to Section 2.01 of the Pooling and  Servicing  Agreement  with  respect  to each  Mortgage  Loan  listed in the
Mortgage Loan  Schedule,  and it has reviewed the Mortgage File and the Mortgage
Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule,  with any  exceptions  listed on Schedule A attached hereto.

            Capitalized  words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                __________, 20__

JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-7

            Re: Custodial Agreement,  dated as of July 1, 2004, by
                and among  JPMorgan Chase Bank,  Structured  Asset
                Mortgage  Investments  II  Inc.  and  Wells  Fargo
                Bank,  National   Association   relating  to  Bear
                Stearns  ALT-A  Trust,   Mortgage   Pass-Through
                Certificates, Series 2004-7

Ladies and Gentlemen:

            In  accordance  with  Section 2.3 of the  above-captioned  Custodial
Agreement and subject to Section 2.02(b) of the Pooling and Servicing Agreement,
the undersigned,  as Custodian, hereby certifies that, subject to any exceptions listed on  Schedule  A attached  hereto,  it has  received a Mortgage  File with respect to each Mortgage  Loan listed in the Mortgage  Loan Schedule  containing with respect to each such Mortgage Loan:

            (i) The original  Mortgage Note,  endorsed  without  recourse to the order of the Trustee and showing an unbroken  chain of  endorsements  from the originator thereof to the Person endorsing it to the Trustee or a lost note affidavit together with a copy of the related Mortgage Note;

            (ii) the original  Mortgage  and, if the related  Mortgage Loan is a
      MOM Loan, noting the presence of the MIN and language indicating that such
      Mortgage  Loan is a MOM Loan,  which shall have been  recorded  (or if the original  is not  available,  a copy),  with  evidence  of such  recording indicated thereon;

            (iii)  unless the Mortgage  Loan is a MOM Loan, a certified  copy of the  assignment  (which  may be in the  form of a  blanket  assignment  if permitted in the jurisdiction in which the Mortgaged  Property is located)
      to "JPMorgan  Chase Bank,  as Trustee",  with  evidence of recording  with respect to each Mortgage Loan in the name of the Trustee thereon;

            (iv) all  intervening  assignments  of the Security  Instrument,  if applicable and only to the extent available to the Seller with evidence of recording thereon;

            (v) the original or a copy of the policy or  certificate  of primary mortgage guaranty insurance, to the extent available, if any,

            (vi)  the  original   policy  of  title   insurance  or  mortgagee's
      certificate  of  title   insurance  or  commitment  or  binder  for  title
      insurance, and

            (vii) originals of all  modification  agreements,  if applicable and available.

            Capitalized  words and phrases used herein shall have the respective meanings assigned to them in the  above-captioned  Custodial Agreement or in the
Pooling and Servicing Agreement, as applicable.

                                                WELLS FARGO BANK, NATIONAL
                                                ASSOCIATION

                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------


                                                                 EXHIBIT H-1

                       BANK OF AMERICA SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                   EXHIBIT H-2

                         CHEVY CHASE SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                   EXHIBIT H-3

                         COUNTRYWIDE SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                   EXHIBIT H-4

                             EMC SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                   EXHIBIT H-5

                          EVERHOME SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                   EXHIBIT H-6

                         SOUTHTRUST SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                   EXHIBIT H-7

                         WATERFIELD SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                   EXHIBIT H-8

                         WELLS FARGO SERVICING AGREEMENT

                             (Provided Upon Request)


                                                                       EXHIBIT I

                              ASSIGNMENT AGREEMENT


                                                                       EXHIBIT J

                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                            EMC MORTGAGE CORPORATION

                             as Mortgage Loan Seller

                                       and

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as Purchaser

                                   Dated as of

                                  July 26, 2004


                               TABLE OF CONTENTS
                                                                          Page
SECTION 1.   Definitions.....................................................1
SECTION 2.   Purchase and Sale of the Mortgage Loans

SECTION 7.   Representations and Warranties of Mortgage Loan Seller
              Concerning the Mortgage Loans;.................................8
SECTION 8.   Representations and Warranties Concerning the Mortgage

SECTION 17.  Representations, Warranties and Agreements to Survive

  EXHIBIT 2       MORTGAGE LOAN SCHEDULE INFORMATION.....................E-2-1

  EXHIBIT 6       Standard & Poor's LEVELS® Glossary, Version 5.6

                            EXHIBITS AND SCHEDULE TO
                        MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   Mortgage Loan Schedule Information
Exhibit 3   Mortgage Loan Seller's Information
Exhibit 4   Purchaser's Information
Exhibit 5   Schedule of Lost Notes
Exhibit 6   Standard & Poor's LEVELS(R)Glossary,  Version 5.6
             Revised, Appendix E
Schedule A  Required Ratings for Each Class of Certificates
Schedule B  Mortgage Loan Schedule


                        MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE  LOAN  PURCHASE  AGREEMENT,  dated as of July 26, 2004,  as amended and  supplemented by any and all amendments  hereto  (collectively,  the
"Agreement"),  by and between EMC MORTGAGE  CORPORATION,  a Delaware corporation
(the "Mortgage Loan Seller"), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the conditions of this Agreement,  the
Mortgage  Loan Seller  agrees to sell,  and the  Purchaser  agrees to  purchase, certain  conventional,  first lien mortgage  loans secured  primarily by one- to four-family  residential  properties  (collectively,  the  "Mortgage  Loans") as described  herein.  The Purchaser  intends to deposit the Mortgage  Loans into a trust fund (the "Trust  Fund") and create Bear  Stearns  ALT-A  Trust,  Mortgage
Pass-Through Certificates,  Series 2004-7 (the "Certificates"),  under a pooling and  servicing  agreement,  to be dated as of July 1,  2004  (the  "Pooling  and
Servicing  Agreement"),  among the  Purchaser,  as  seller,  Wells  Fargo  Bank,
National Association, as master servicer and securities administrator,  JPMorgan
Chase Bank, as trustee (the "Trustee") and EMC Mortgage Corporation.

            The Purchaser has filed with the Securities and Exchange  Commission
(the  "Commission")  a  registration  statement on Form S-3 (Number  333-115122)
relating to its Mortgage  Pass-Through  Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance  with Rule 415 under the Securities  Act of 1933, as amended,  and the  rules  and  regulations  of  the  Commission  promulgated  thereunder  (the
"Securities Act"). Such registration  statement,  when it became effective under the  Securities  Act,  and the  prospectus  relating  to the public  offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as
from time to time each is amended or supplemented pursuant to the Securities Act or otherwise,  are referred to herein as the  "Registration  Statement"  and the
"Prospectus,"   respectively.   The  "Prospectus  Supplement"  shall  mean  that
supplement,  dated July 22, 2004 to the Prospectus, dated May 14, 2004, relating to certain classes of the  Certificates.  With respect to the Public Offering of certain classes of the Certificates,  the Purchaser and Bear, Stearns & Co. Inc.
("Bear  Stearns") have entered into a terms  agreement dated as of July 22, 2004 to an underwriting agreement dated July 29, 2003, between the Purchaser and Bear
Stearns (collectively, the "Underwriting Agreement").

            Now,  therefore,  in  consideration  of the  premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            SECTION   1...Definitions.   Certain   terms  are  defined   herein.
Capitalized  terms used herein but not defined  herein  shall have the  meanings specified in the Pooling and Servicing Agreement.  The following other terms are defined as follows:

            Acquisition  Price:  Cash in an amount equal to $__________  (plus
$_______ in accrued interest)1.

----------------------------
1.  Please contact Bear, Stearns & Co. Inc. for Acquisition Price.


            Bear Stearns: Bear, Stearns & Co. Inc.

            Closing Date: July 26, 2004.

            Cut-off Date: July 1, 2004.

            Cut-off Date Balance: $986,842,472.24.

            Deleted  Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

            Due Date: With respect to each Mortgage Loan, the date in each month on which its  Scheduled  Payment is due,  if such due date is the first day of a month,  and  otherwise is deemed to be the first day of the  following  month or such other date specified in the related Servicing Agreement.

            Master Servicer: Wells Fargo Bank, National Association.

            Moody's:  Moody's  Investors  Service,  Inc., or its successors in interest.

            Mortgage:  The mortgage or deed of trust  creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage  File:  The items  referred to in Exhibit 1 pertaining to a particular  Mortgage Loan and any additional  documents  required to be added to such  documents  pursuant  to  this  Agreement  or  the  Pooling  and  Servicing
Agreement.

            Mortgage  Interest  Rate:  The annual  rate of  interest  borne by a
Mortgage Note as stated therein.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Opinion  of  Counsel:  A written  opinion of  counsel,  who may be counsel for the Mortgage Loan Seller or the Purchaser,  reasonably  acceptable to the Trustee.

            Person:  Any legal person,  including any  individual,  corporation,
partnership,   joint  venture,   association,   joint  stock   company,   trust,
unincorporated organization or government or any agency or political subdivision thereof.

            Purchase  Price:  With respect to any Mortgage Loan (or any property acquired with respect  thereto)  required to be repurchased by the Mortgage Loan
Seller  pursuant to this  Agreement  or Article II of the Pooling and  Servicing
Agreement,  an  amount  equal  to the  sum of  (i)(a)  100%  of the  Outstanding
Principal  Balance of such Mortgage Loan as of the date of repurchase (or if the related  Mortgaged  Property was  acquired  with  respect  thereto,  100% of the
Outstanding Principal Balance at the date of the acquisition),  plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage
Interest  Rate,  through and


including  the  last day of the  month of  repurchase,  and  reduced  by (c) any portion of the Master  Servicing  Compensation,  Monthly  Advances  and advances payable to the purchaser of the Mortgage Loan and (ii) any costs and damages (if any)  incurred by the Trust in  connection  with any  violation of such Mortgage
Loan of any anti-predatory lending laws.

            Rating  Agencies:  Standard & Poor's and Moody's,  each a "Rating
Agency."

            Securities Act: The Securities Act of 1933, as amended.

            Security  Instrument:  A written  instrument  creating a valid first lien  on a  Mortgaged  Property  securing  a  Mortgage  Note,  which  may be any applicable  form of  mortgage,  deed of trust,  deed to secure  debt or security deed, including any riders or addenda thereto.

            Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

            Substitute  Mortgage Loan: A mortgage loan substituted for a Deleted
Mortgage Loan which must meet on the date of such  substitution the requirements
stated   herein  and  in  the  Pooling  and  Servicing   Agreement;   upon  such
substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

            Value:  The  value  of  the  Mortgaged   Property  at  the  time  of
origination of the related Mortgage Loan, such value being the lesser of (i) the value of such  property  set forth in an  appraisal  accepted by the  applicable originator  of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

            SECTION 2...Purchase and Sale of the  Mortgage  Loans and Related
Rights.

            (i) Upon  satisfaction  of the  conditions  set forth in  Section 10 hereof,  the Mortgage  Loan Seller agrees to sell,  and the Purchaser  agrees to purchase Mortgage Loans having an aggregate  outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

            (ii) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates  will take place on the Closing
Date at the  office of the  Purchaser's  counsel  in New York,  New York or such other place as the parties shall agree.

            (iii) Upon the  satisfaction  of the conditions set forth in Section
10 hereof,  on the Closing Date,  the  Purchaser  shall pay to the Mortgage Loan
Seller the  Acquisition  Price for the Mortgage Loans in  immediately  available funds by wire transfer to such account or accounts as shall be designated by the
Mortgage Loan Seller.

            (iv) In addition to the foregoing,  on the Closing Date the Mortgage
Loan Seller assigns to the Purchaser all of its right, title and interest in the
Servicing  Agreements (other than its right to enforce the  representations  and warranties set forth therein).

            SECTION 3...Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a  preliminary  listing of the
Mortgage  Loans (the


"Preliminary  Mortgage Loan Schedule")  setting forth the information  listed on
Exhibit 2 to this  Agreement  with respect to each of the  Mortgage  Loans being sold by the  Mortgage  Loan  Seller.  If there are  changes  to the  Preliminary
Mortgage Loan Schedule,  the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final  schedule (the "Final  Mortgage  Loan  Schedule")
setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the  Mortgage  Loans  being sold by the  Mortgage  Loan Seller to the
Purchaser.  The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date,  shall be attached to an amendment to this  Agreement to be executed  on the  Closing  Date by the  parties  hereto and shall be in form and substance  mutually agreed to by the Mortgage Loan Seller and the Purchaser (the
"Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

            SECTION 4...Mortgage Loan Transfer.

            (i) The  Purchaser  will be  entitled to all  scheduled  payments of principal  and  interest  on the  Mortgage  Loans  due after  the  Cut-off  Date
(regardless  of when actually  collected) and all payments  thereon,  other than scheduled principal and interest,  received after the Cut-off Date. The Mortgage
Loan Seller will be entitled to all scheduled payments of principal and interest on the  Mortgage  Loans due on or before the Cut-off  Date  (including  payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest,  received on or before the Cut-off Date.  Such principal amounts  and any  interest  thereon  belonging  to the  Mortgage  Loan Seller as described  above will not be included  in the  aggregate  outstanding  principal balance of the  Mortgage  Loans as of the Cut-off Date as set forth on the Final
Mortgage Loan Schedule.

            (ii)  Pursuant to various  conveyancing  documents to be executed on the  Closing  Date and  pursuant to the Pooling  and  Servicing  Agreement,  the
Purchaser  will assign on the Closing Date all of its right,  title and interest
in  and  to  the  Mortgage   Loans  to  the  Trustee  for  the  benefit  of  the
Certificateholders.  In  connection  with the  transfer  and  assignment  of the
Mortgage Loans,  the Mortgage Loan Seller has delivered or will deliver or cause to be  delivered  to the  Trustee by the  Closing  Date or such later date as is agreed to by the  Purchaser  and the  Mortgage  Loan Seller (each of the Closing
Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided,  however,  that in lieu of the foregoing, the  Mortgage  Loan  Seller  may  deliver  the  following  documents,  under the circumstances set forth below: (x) in lieu of the original Security  Instrument, assignments  to the Trustee or intervening  assignments  thereof which have been delivered,  are being delivered or will,  upon receipt of recording  information relating  to  the  Security  Instrument  required  to be  included  thereon,  be delivered to recording  offices for  recording and have not been returned to the
Mortgage Loan Seller in time to permit their  delivery as specified  above,  the
Mortgage Loan Seller may deliver a true copy thereof with a certification by the
Mortgage  Loan  Seller,  on the face of such  copy,  substantially  as  follows:
"Certified  to be a true  and  correct  copy of the  original,  which  has  been transmitted for recording" (y) in lieu of the Security  Instrument,  assignments
to  the  Trustee  or  intervening   assignments   thereof,   if  the  applicable
jurisdiction  retains  the  originals  of  such  documents  (as  evidenced  by a certification  from the Mortgage  Loan Seller to such effect) the Mortgage  Loan
Seller  may  deliver  photocopies  of  such  documents  containing  an  original
certification   by  the  judicial  or  other   governmental   authority  of  the
jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage
Notes relating


to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and  attached  hereto as Exhibit 5, the Mortgage
Loan Seller may deliver lost note  affidavits  and  indemnities  of the Mortgage
Loan Seller; and provided further,  however,  that in the case of Mortgage Loans which have been  prepaid in full after the Cut-off Date and prior to the Closing
Date, the Mortgage Loan Seller,  in lieu of delivering the above documents,  may deliver to the Trustee a certification by the Mortgage Loan Seller or the Master
Servicer to such effect.  The Mortgage  Loan Seller shall  deliver such original documents  (including any original  documents as to which  certified  copies had previously  been  delivered) or such  certified  copies to the Trustee  promptly after they are  received.  The Mortgage Loan Seller shall cause the Mortgage and intervening  assignments,  if any, and the assignment of the Security Instrument to be  recorded  not later than 180 days after the  Closing  Date,  unless  such assignment  is not required to be recorded  under the terms set forth in Section
6(i) hereof.

            (iii)  The  Mortgage  Loan  Seller  and  the  Purchaser  acknowledge hereunder  that  all of the  Mortgage  Loans  and  the  related  servicing  will
ultimately   be   assigned  to   JPMorgan   Chase  Bank,   as  Trustee  for  the
Certificateholders, on the date hereof.

            SECTION 5...Examination of Mortgage Files.

            (i) On or before the Mortgage File Delivery  Date, the Mortgage Loan
Seller will have made the Mortgage Files available to the Purchaser or its agent for examination  which may be at the offices of the Trustee or the Mortgage Loan
Seller and/or the Mortgage Loan Seller's custodian.  The fact that the Purchaser or its agent has  conducted  or has failed to conduct  any  partial or  complete examination  of the Mortgage  Files shall not affect the  Purchaser's  rights to demand  cure,  repurchase,  substitution  or other  relief as  provided  in this
Agreement. In furtherance of the foregoing,  the Mortgage Loan Seller shall make the Mortgage Files  available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation  requirements of this Agreement and the Pooling and
Servicing Agreement.  In addition,  upon request of the Purchaser,  the Mortgage
Loan  Seller  agrees  to  provide  to the  Purchaser,  Bear  Stearns  and to any investors or prospective investors in the Certificates information regarding the
Mortgage Loans and their servicing,  to make the Mortgage Files available to the
Purchaser,  Bear Stearns and to such investors or prospective  investors  (which may be at the offices of the  Mortgage  Loan  Seller  and/or the  Mortgage  Loan
Seller's  custodian) and to make  available  personnel  knowledgeable  about the
Mortgage  Loans  for  discussions  with the  Purchaser,  Bear  Stearns  and such investors or  prospective  investors,  upon  reasonable  request  during regular business  hours,  sufficient  to permit the  Purchaser,  Bear  Stearns  and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

            (ii) Pursuant to the Pooling and Servicing Agreement, on the Closing
Date the  Trustee,  for the  benefit of the  Certificateholders,  will review or cause  the  Custodian  to  review  items of the  Mortgage  Files as set forth on
Exhibit 1 and will  deliver or cause the  Custodian  to deliver to the  Mortgage
Loan Seller an initial  certification in the form attached as Exhibit One to the
Custodial Agreement.

            (iii)  Pursuant to the Pooling and  Servicing  Agreement,  within 90 days of the Closing  Date,  the Trustee will review or shall cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the  Mortgage  Loan Seller and the


Master Servicer an interim  certification  substantially  in the form of Exhibit
Two to the Custodial Agreement.

            (iv)  Pursuant to the Pooling and  Servicing  Agreement,  within 180 days of the Closing Date (or,  with  respect to any  Substitute  Mortgage  Loan, within five Business Days after the receipt by the Trustee or Custodian thereof)
the Trustee  will review or cause the  Custodian to review items of the Mortgage
Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer a final  certification  substantially in the form of Exhibit
Three to the  Custodial  Agreement.  If the Trustee is unable to deliver a final certification  with respect to the items listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name,  original principal balance and loan number, to the Mortgage
Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"),  the
Trustee or the Custodian,  as its agent, shall promptly notify the Mortgage Loan
Seller of such Material  Defect.  The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian,  as its agent, of the Material Defect and if the Mortgage Loan
Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the  Certificateholders in the related  Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement,  within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing  Date) or purchase the related  Mortgage  Loan at the  applicable
Purchase  Price;  provided that, if such defect would cause the Mortgage Loan to be other than a  "qualified  mortgage" as defined in Section  860G(a)(3)  of the
Code, any such cure,  repurchase or substitution  must occur within 90 days from the date such  breach was  discovered;  provided,  however,  that if such defect relates  solely to the  inability  of the  Mortgage  Loan  Seller to deliver the original security instrument or intervening  assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable  jurisdiction,  the Mortgage Loan Seller shall not be required to purchase such  Mortgage  Loan if the Mortgage  Loan Seller  delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase  obligation shall not apply in the event that the Mortgage Loan Seller  cannot  deliver such original or copy of any document  submitted  for  recording  to the  appropriate recording  office in the applicable  jurisdiction  because such document has not been  returned by such  office;  provided  that the  Mortgage  Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available,  a certificate of Mortgage Loan Seller or a Servicing  Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the  Custodian,  as its agent,  shall be effected by the Mortgage
Loan Seller within thirty days of its receipt of the original recorded document.

            (v) At the time of any substitution,  the Mortgage Loan Seller shall deliver or cause to be  delivered  the  Substitute  Mortgage  Loan,  the related
Mortgage File and any other  documents and payments  required to be delivered in connection with a substitution  pursuant to the Pooling and Servicing Agreement.
At the time of any purchase or substitution, the Trustee shall (i) assign to the
Mortgage Loan Seller and release or cause the Custodian to release the documents
(including,  but not limited to, the Mortgage,  Mortgage Note and other contents of the Mortgage  File) in its  possession or in the  possession of the Custodian relating  to the  Deleted  Mortgage  Loan  and (ii)  execute  and  deliver  such instruments of transfer or assignment,  in each


case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

            SECTION 6...Recordation of Assignments of Mortgage.

            (i) The Mortgage Loan Seller shall, promptly after the Closing Date, cause each  Mortgage and each  assignment  of Mortgage  from the  Mortgage  Loan
Seller to the  Trustee,  and all  unrecorded  intervening  assignments,  if any, delivered  on or prior to the Closing  Date,  to be  recorded  in all  recording offices in the jurisdictions where the related Mortgaged Properties are located;
provided,  however,  the Mortgage  Loan Seller need not cause to be recorded any assignment  which  relates to a  Mortgage  Loan if (a) such  recordation  is not required by the Rating  Agencies  or an Opinion of Counsel has been  provided to the  Trustee  which  states  that  the  recordation  of such  assignment  is not necessary to protect the Trustee's  interest in the related Mortgage Loan or (b)
MERS is  identified  on the Mortgage or a properly  recorded  assignment  of the
Mortgage,  as the  Mortgagee of record  solely as nominee for the Mortgage  Loan
Seller and its successors and assigns;  provided,  however,  notwithstanding the delivery  of any  Opinion of  Counsel,  each  assignment  of  Mortgage  shall be submitted  for  recording  by the Mortgage  Loan Seller in the manner  described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of
(i) reasonable  direction by the Holders of Certificates  evidencing  Fractional
Undivided  Interests  aggregating  not  less  than  25% of the  Trust,  (ii) the occurrence  of an  Event of  Default,  (iii)  the  occurrence  of a  bankruptcy, insolvency  or  foreclosure  relating to the  Mortgage  Loan Seller and (iv) the occurrence  of a servicing  transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

            While  each  such  Mortgage  or  assignment  is being  recorded,  if necessary,  the  Mortgage  Loan Seller  shall leave or cause to be left with the
Trustee a  certified  copy of such  Mortgage or  assignment.  In the event that, within 180 days of the  Closing  Date,  the  Trustee  has not been  provided  an
Opinion of Counsel as described  above or received  evidence of  recording  with respect to each Mortgage Loan  delivered to the Purchaser  pursuant to the terms hereof or as set forth  above,  the failure to provide  evidence of recording or such Opinion of Counsel (in the alternative,  if required) shall be considered a
Material Defect,  and the provisions of Section 5(iii) and (iv) shall apply. All customary  recording fees and reasonable expenses relating to the recordation of the  assignments  of mortgage  to the Trustee or the Opinion of Counsel,  as the case may be, shall be borne by the Mortgage Loan Seller.

            (ii)  It is the  express  intent  of the  parties  hereto  that  the conveyance of the Mortgage  Loans by the Mortgage Loan Seller to the  Purchaser,
as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such  conveyance be deemed a pledge of the
Mortgage  Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other  obligation  of the  Mortgage  Loan  Seller.  However,  in the event that, notwithstanding  the intent of the  parties,  the  Mortgage  Loans are held by a court to  continue to be property of the  Mortgage  Loan  Seller,  then (a) this
Agreement shall also be deemed to be a security  agreement within the meaning of
Articles 9 of the applicable  Uniform  Commercial  Code; (b) the transfer of the
Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage
Loan Seller to the Purchaser of a security  interest in all of the Mortgage Loan
Seller's right,  title and interest in and to the Mortgage Loans and all amounts


payable  to the  holders  of the  Mortgage  Loans in  accordance  with the terms thereof and all proceeds of the  conversion,  voluntary or  involuntary,  of the foregoing into cash,  instruments,  securities or other property,  to the extent the  Purchaser  would  otherwise  be  entitled  to own such  Mortgage  Loans and proceeds  pursuant  to  Section 4 hereof,  including  all  amounts,  other  than investment earnings,  from time to time held or invested in any accounts created pursuant to the Pooling and  Servicing  Agreement,  whether in the form of cash, instruments,  securities or other property;  (c) the possession by the Purchaser or the Trustee of Mortgage  Notes and such other items of property as constitute instruments,  money, negotiable documents or chattel paper shall be deemed to be
"possession  by the secured  party" for  purposes  of  perfecting  the  security interest  pursuant to Section 9-313 (or comparable  provision) of the applicable
Uniform Commercial Code; and (d) notifications to persons holding such property, and  acknowledgments,  receipts  or  confirmations  from  persons  holding  such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from, financial intermediaries,  bailees or agents (as applicable)
of the  Purchaser for the purpose of perfecting  such  security  interest  under applicable law. Any assignment of the interest of the Purchaser  pursuant to any provision  hereof or pursuant to the Pooling and Servicing  Agreement shall also be deemed to be an  assignment  of any security  interest  created  hereby.  The
Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this
Agreement,  take such actions as may be reasonably  necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage Loans, such security  interest would be deemed to be a perfected  security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of the Pooling and Servicing Agreement.

            SECTION  7...Representations  and Warranties of Mortgage Loan Seller
Concerning the Mortgage  Loans.  The Mortgage Loan Seller hereby  represents and warrants to the  Purchaser  as of the Closing  Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

            (i) the  information  set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the
Rating Agencies,  including the Mortgage Loan level detail,  is true and correct according to the Rating Agency requirements;

            (ii)  immediately  prior  to  the  transfer  to the  Purchaser,  the
Mortgage Loan Seller was the sole owner of  beneficial  title and holder of each
Mortgage and Mortgage Note  relating to the Mortgage  Loans and is conveying the same to the Purchaser free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the  Mortgage  Loan  Seller has full right and  authority  to sell or assign the same pursuant to this Agreement;

            (iii) each  Mortgage  Loan at the time it was made  complied  in all material respects with all applicable laws and regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all  predatory  lending  laws;  and each  Mortgage Loan has been serviced in all material  respects  in  accordance  with all  applicable  laws and  regulations, including, without limitation,  usury, equal credit opportunity,  disclosure and recording  laws and all  predatory  lending  laws and the  terms of the  related
Mortgage Note, the Mortgage and other loan documents;

            (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which,  with the passage of time or with  notice and


the expiration of any grace or cure period,  would constitute a default,  breach or event of  acceleration;  and neither the  Mortgage  Loan  Seller,  any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default,  breach or event of  acceleration;  no foreclosure  action is threatened or has been commenced with respect to the Mortgage Loan;

            (v) the terms of the Mortgage  Note and the  Mortgage  have not been impaired,  waived,  altered  or  modified  in any  respect,  except  by  written instruments,  (i) if required  by law in the  jurisdiction  where the  Mortgaged
Property is located,  or (ii) to protect the  interests of the Trustee on behalf of the Certificateholders;

            (vi) no selection procedure reasonably believed by the Mortgage Loan
Seller to be adverse to the interests of the  Certificateholders was utilized in selecting the Mortgage Loans;

            (vii) each  Mortgage  is a valid and  enforceable  first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple  (except with respect to common areas in the case of  condominiums,  PUDs and de minimis  PUDs) or by leasehold  for a term longer than the term of the related  Mortgage,  subject only to (i) the lien of current
real  property   taxes  and   assessments,   (ii)   covenants,   conditions  and
restrictions,  rights of way, easements and other matters of public record as of the date of recording of such  Mortgage,  such  exceptions  being  acceptable to mortgage  lending  institutions  generally  or  specifically  reflected  in  the appraisal  obtained in connection with the  origination of the related  Mortgage
Loan or referred to in the  lender's  title  insurance  policy  delivered to the originator  of the related  Mortgage  Loan and (iii) other matters to which like properties  are commonly  subject  which do not  materially  interfere  with the benefits of the security intended to be provided by such Mortgage;

            (viii) there  is  no  mechanics' lien  or  claim  for work, labor or material  affecting  the premises  subject to any Mortgage  which is or may be a lien prior to, or equal with,  the lien of such Mortgage  except those which are insured against by the title insurance policy referred to in (xiiii) below;

            (ix)  as of the  Cut-off  Date,  to the  best of the  Mortgage  Loan
Seller's  knowledge,  there was no delinquent tax or assessment lien against the property subject to any Mortgage,  except where such lien was being contested in good faith and a stay had been granted against levying on the property;


            (x)  there  is no  valid  offset,  defense  or  counterclaim  to any
Mortgage Note or Mortgage,  including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

            (xi) to the best of the Mortgage Loan Seller's knowledge,  except to the extent  insurance  is in place which will cover such  damage,  the  physical property  subject  to any  Mortgage  is free of  material  damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

            (xii) to the  best of the  Mortgage  Loan  Seller's  knowledge,  the
Mortgaged Property and all improvements  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (xiii) a lender's  title   insurance  policy  (on  an  ALTA  or CLTA
form)  or  binder,  or  other  assurance  of  title  customary  in the  relevant jurisdiction  therefor in a form  acceptable  to Fannie Mae or Freddie  Mac, was issued on the date that each  Mortgage  Loan was  created  by a title  insurance company  which,  to the  best  of the  Mortgage  Loan  Seller's  knowledge,  was qualified  to do  business  in the  jurisdiction  where  the  related  Mortgaged
Property is located,  insuring the Mortgage Loan Seller and its  successors  and assigns  that the  Mortgage is a first  priority  lien on the related  Mortgaged
Property in the original  principal  amount of the Mortgage  Loan.  The Mortgage
Loan Seller is the sole insured under such lender's title insurance policy,  and such policy,  binder or assurance is valid and remains in full force and effect, and  each  such  policy,  binder  or  assurance  shall  contain  all  applicable endorsements including a negative amortization endorsement, if applicable;

            (xiv) at the time of  origination,  each Mortgaged  Property was the subject of an appraisal which conformed to the underwriting  requirements of the originator of the Mortgage Loan;

            (xv) as of the Closing  Date,  the  improvements  on each  Mortgaged
Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the  Mortgage  Loan  Seller)  against  loss by fire and such  hazards  as are covered under a standard  extended  coverage  endorsement in the locale in which the  Mortgaged  Property  is  located,  in an amount  which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage
Loan or the outstanding  principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor  from being deemed to be a co-insurer thereunder;  if the improvement on the Mortgaged
Property is a condominium  unit, it is included under the coverage afforded by a blanket policy for the condominium  project;  if upon origination of the related
Mortgage  Loan,  the  improvements  on the  Mortgaged  Property  were in an area identified as a federally  designated flood area, a flood insurance policy is in effect in an  amount  representing  coverage  not less than the least of (i) the outstanding  principal balance of the Mortgage Loan, (ii) the restorable cost of improvements  located on such Mortgaged  Property or (iii) the maximum  coverage
available  under  federal  law;  and  each  Mortgage   obligates  the  Mortgagor
thereunder to maintain the insurance  referred to above at the Mortgagor's  cost and expense;

            (xvi) each Mortgage Loan  constitutes a "qualified  mortgage"  under
Section   860G(a)(3)(A)   of  the   Code   and   Treasury   Regulation   Section
1.860G-2(a)(1), (2), (4), (5) and (6);

            (xvii) each  Mortgage  Loan   was  originated  or  funded  by  (a) a
savings and loan  association,  savings  bank,  commercial  bank,  credit union, insurance  company or similar  institution which is supervised and examined by a federal or state  authority  (or  originated  by (i) a subsidiary  of any of the foregoing  institutions which subsidiary is actually  supervised and examined by applicable  regulatory  authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the  foregoing)  or

                                       10

(b) a mortgagee  approved by the Secretary of Housing
and Urban  Development  pursuant to Sections 203 and 211 of the National Housing
Act, as amended;

            (xviii) none  of  the  Mortgage  Loans  are (a) loans subject to  12
CFR Part 226.31,  12 CFR Part 226.32 or 12 CFR Part 226.34 of  Regulation Z, the
regulation  implementing  TILA,  which  implements the Home Ownership and Equity
Protection Act of 1994, as amended or (b) "high cost home," "covered" (excluding home loans  defined as "covered  home  loans" in the New Jersey  Home  Ownership
Security Act of 2002 that were originated  between November 26, 2003 and July 7,
2004), "high risk home" or "predatory" loans under any applicable state,  federal or local law (or a similarly classified loan using different terminology under a law imposing  heightened  regulatory  scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (xix) no Mortgage  Loan (a) is a "high cost loan" or "covered  loan"
as  applicable  (as such  terms  are  defined  in  Standard  & Poor's  LEVELS(R)
Glossary,  Version 5.6 Revised,  Appendix E, attached hereto as Exhibit 6 or (b)
was originated on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

            (xx) the  information  set  forth in  Schedule  A of the  Prospectus
Supplement  with  respect  to the  Mortgage  Loans  is true and  correct  in all material respects;

            (xxi) no  proceeds  of any  Mortgage  Loan have been used to finance single-premium credit insurance policies;

            (xxii) none  of  the  Mortgage  Loans  impose  a prepayment  penalty for a term in excess of five years from the origination date;

            (xxiii) with respect to each Mortgage  Loan,  information  regarding the borrower  credit files related to such  Mortgage Loan has been  furnished to credit  reporting  agencies in compliance with the provisions of the Fair Credit
Reporting Act and the applicable implementing regulations;

            (xxiv) each  Mortgage  Loan  was  originated  in accordance with the underwriting guidelines of the related originator;

            (xxv) each original  Mortgage has been recorded or is in the process of being  recorded in accordance  with the  requirements  of Section 2.01 of the
Pooling and Servicing  Agreement in the appropriate  jurisdictions  wherein such recordation is required to perfect the lien thereof for the benefit of the Trust
Fund;

            (xxvi) the  related  Mortgage File contains  each  of  the documents and instruments  listed in Section 2.01 of the Pooling and Servicing  Agreement,
subject to any exceptions,  substitutions and qualifications as are set forth in such Section;

            (xxvii) the  Mortgage   Loans  are  currently   being  serviced  in
accordance with accepted servicing practices; and

                                       11

            (xxiii) at  the  time  of origination,  each Mortgaged Property  was the subject of an appraisal which conformed to the underwriting  requirements of the  originator of the Mortgage  Loan,  and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination.

            It is understood and agreed that the  representations and warranties set forth in this  Section 7 will  inure to the  benefit of the  Purchaser,  its successors and assigns, notwithstanding any restrictive or qualified endorsement on any  Mortgage  Note or  assignment  of  Mortgage  or the  examination  of any
Mortgage File. Upon any  substitution  for a Mortgage Loan, the  representations and  warranties  set forth above shall be deemed to be made by the Mortgage Loan
Seller as to any Substitute Mortgage Loan as of the date of substitution.

            Upon discovery or receipt of notice by the Mortgage Loan Seller, the
Purchaser  or the Trustee of a breach of any  representation  or warranty of the
Mortgage Loan Seller set forth in this Section 7 which  materially and adversely affects the value of the interests of the Purchaser,  the  Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser  pursuant to this Agreement,  the party  discovering or receiving notice of such breach shall give prompt  written  notice to the others.  In the case of any such breach of a representation  or warranty set forth in this Section 7, within 90 days from the date of  discovery by the Mortgage  Loan Seller,  or the date the Mortgage  Loan
Seller is notified by the party  discovering or receiving  notice of such breach
(whichever  occurs earlier),  the Mortgage Loan Seller will (i) cure such breach in all  material  respects,  (ii)  purchase the  affected  Mortgage  Loan at the applicable  Purchase  Price or (iii) if within  two years of the  Closing  Date, substitute a qualifying  Substitute  Mortgage Loan in exchange for such Mortgage
Loan.  The  obligations  of the  Mortgage  Loan  Seller  to  cure,  purchase  or
substitute  a  qualifying   Substitute   Mortgage  Loan  shall   constitute  the
Purchaser's,  the  Trustee's  and the  Certificateholder's  sole  and  exclusive
remedies   under  this   Agreement   or   otherwise   respecting   a  breach  of
representations  or  warranties  hereunder  with respect to the Mortgage  Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such  breach  as set  forth in and  limited  by  Section  13  hereof.  It is understood  by the  parties  hereto  that a breach  of the  representations  and warranties made in any of clause (xviii),  (xix)(b), (xxi), (xxii) or (xxiii) of this Section 7 will be deemed to materially  and  adversely  affect the value of the interests of the  Purchaser,  the  Certificateholders  or the Trustee in the
related Mortgage Loan.

            Any cause of action  against the Mortgage Loan Seller or relating to or arising out of a breach by the  Mortgage  Loan Seller of any  representations and warranties  made in this Section 7 shall accrue as to any Mortgage Loan upon
(i)  discovery of such breach by the Mortgage  Loan Seller or notice  thereof by the party  discovering  such breach and (ii) failure by the Mortgage Loan Seller to cure such breach,  purchase  such  Mortgage  Loan or  substitute a qualifying
Substitute Mortgage Loan pursuant to the terms hereof.

             SECTION  8..Representations  and Warranties Concerning the Mortgage
Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan
Seller  represents  and  warrants to the  Purchaser as to itself in the capacity indicated as follows:

            (i) the Mortgage  Loan Seller (i) is a corporation  duly  organized, validly  existing and in good  standing  under the laws of the State of Delaware and (ii) is qualified and in

                                       12

good standing to do business in each  jurisdiction  where such  qualification is necessary,  except  where the  failure so to  qualify  would not  reasonably  be expected  to have a  material  adverse  effect  on the  Mortgage  Loan  Seller's business as presently conducted or on the Mortgage Loan Sellers ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii) the Mortgage  Loan Seller has full  corporate  power to own its property,  to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by the Mortgage Loan Seller of this
Agreement have been duly  authorized by all necessary  action on the part of the
Mortgage Loan Seller;  and neither the execution and delivery of this Agreement, nor the consummation of the  transactions  herein  contemplated,  nor compliance with the  provisions  hereof,  will  conflict  with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage  Loan Seller,  except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this
Agreement and to consummate the transactions contemplated hereby;

            (iv) the  execution,  delivery and  performance by the Mortgage Loan
Seller of this Agreement and the consummation of the  transactions  contemplated hereby do not require  the consent or approval  of, the giving of notice to, the registration  with,  or the taking of any other action in respect of, any state, federal or other  governmental  authority  or  agency,  except  those  consents, approvals,  notices,  registrations  or  other  actions  as  have  already  been obtained,  given  or  made  and,  in  connection  with  the  recordation  of the
Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            (v) this  Agreement  has been duly  executed  and  delivered  by the
Mortgage Loan Seller and, assuming due authorization,  execution and delivery by the Purchaser,  constitutes a valid and binding  obligation of the Mortgage Loan
Seller  enforceable  against  it  in  accordance  with  its  terms  (subject  to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi) there are no actions,  suits or proceedings  pending or, to the knowledge of the  Mortgage  Loan Seller,  threatened  against the Mortgage  Loan
Seller,  before  or  by  any  court,   administrative   agency,   arbitrator  or
governmental  body (i) with respect to any of the  transactions  contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage  Loan Seller will be  determined  adversely  to the  Mortgage  Loan
Seller and will if determined  adversely to the Mortgage Loan Seller  materially and  adversely  affect  the  Mortgage  Loan  Seller's  ability  to  perform  its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court,  administrative  agency,  arbitrator  or governmental  body so as to  materially  and adversely  affect the  transactions contemplated by this Agreement; and

            (vii) the Mortgage Loan Seller's Information  (identified in Exhibit
3 hereof) does not include any untrue  statement  of a material  fact or omit to state a material fact necessary

                                       13

in order to make the statements made, in light of the circumstances  under which they were made, not misleading.

            SECTION 9...Representations and Warranties Concerning the Purchaser.
As of the date hereof and as of the Closing Date,  the Purchaser  represents and warrants to the Mortgage Loan Seller as follows:

            (i) the  Purchaser  (i) is a  corporation  duly  organized,  validly existing and in good  standing  under the laws of the State of Delaware and (ii)
is qualified  and in good  standing as a foreign  corporation  to do business in each  jurisdiction  where such  qualification  is  necessary,  except  where the failure  so to  qualify  would not  reasonably  be  expected  to have a material adverse  effect on the  Purchaser's  business as  presently  conducted or on the
Purchaser's  ability  to  enter  into  this  Agreement  and  to  consummate  the transactions contemplated hereby;

            (ii) the Purchaser has full corporate power to own its property,  to carry on its business as presently  conducted  and to enter into and perform its obligations under this Agreement;

            (iii) the execution and delivery by the Purchaser of this  Agreement have been duly authorized by all necessary  corporate  action on the part of the
Purchaser;  and neither the  execution and delivery of this  Agreement,  nor the consummation of the transactions  herein  contemplated,  nor compliance with the provisions hereof,  will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule,  regulation, judgment,  decree or order  binding on the  Purchaser or its  properties  or the articles of incorporation  or by-laws of the Purchaser,  except those conflicts, breaches or defaults  which would not  reasonably be expected to have a material adverse  effect on the  Purchaser's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv) the  execution,  delivery and  performance  by the Purchaser of this Agreement and the consummation of the transactions  contemplated  hereby do not  require  the  consent  or  approval  of,  the  giving  of  notice  to,  the registration  with,  or the taking of any other action in respect of, any state, federal or other  governmental  authority  or  agency,  except  those  consents, approvals,  notices,  registrations  or  other  actions  as  have  already  been obtained, given or made;

            (v) this  Agreement  has been duly  executed  and  delivered  by the
Purchaser  and,  assuming  due  authorization,  execution  and  delivery  by the
Mortgage  Loan  Seller,  constitutes  a  valid  and  binding  obligation  of the
Purchaser  enforceable  against  it in  accordance  with its terms  (subject  to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi) there are no actions,  suits or proceedings  pending or, to the knowledge of the Purchaser,  threatened against the Purchaser,  before or by any court,  administrative agency,  arbitrator or governmental body (i) with respect to any of the  transactions  contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the  Purchaser  will be  determined adversely to the  Purchaser  and will if  determined  adversely to the Purchaser
materially  and  adversely  affect  the  Purchaser's   ability  to  perform  its
obligations  under this  Agreement;  and the  Purchaser  is not in default  with respect  to any  order  of  any  court,

                                       14

administrative  agency,  arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            (vii) the Purchaser's  Information  (identified in Exhibit 4 hereof)
does not  include  any untrue  statement  of a material  fact or omit to state a material fact  necessary in order to make the  statements  made, in light of the circumstances under which they were made, not misleading.

            SECTION 10. Conditions to Closing.

            (i) The  obligations  of the Purchaser  under this Agreement will be subject to the  satisfaction,  on or prior to the Closing Date, of the following conditions:

                  (a)  Each  of the  obligations  of the  Mortgage  Loan  Seller required to be performed  at or prior to the Closing Date  pursuant to the terms of this  Agreement  shall have been duly performed and complied with in all material respects; all of the representations and warranties of the
      Mortgage Loan Seller under this Agreement  shall be true and correct as of the date or dates specified in all material  respects;  and no event shall have occurred which,  with notice or the passage of time, would constitute a default under this  Agreement,  or the Pooling and Servicing  Agreement;
      and the Purchaser  shall have received  certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                  (b) The  Purchaser  shall have  received all of the  following closing  documents,  in such  forms  as are  agreed  upon  and  reasonably acceptable to the Purchaser,  duly executed by all signatories  other than the Purchaser as required pursuant to the respective terms thereof:

                        (i) If  required  pursuant  to  Section  3  hereof,  the
            Amendment dated as of the Closing Date and any documents referred to therein;

                        (ii) If required pursuant to Section 3 hereof, the Final
            Mortgage  Loan  Schedule  containing  the  information  set forth on
            Exhibit 2 hereto, one copy to be attached to each counterpart of the
            Amendment;

                        (iii) The Pooling and Servicing  Agreement,  in form and
            substance reasonably  satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                        (iv) A  certificate  of an officer of the Mortgage  Loan
            Seller dated as of the Closing Date, in a form reasonably acceptable to the  Purchaser,  and attached  thereto  copies of the charter and by-laws of the  Mortgage  Loan  Seller and  evidence  as to the good standing of the Mortgage Loan Seller dated as of a recent date;

                        (v) One or more  opinions of counsel  from the  Mortgage
            Loan Seller's  counsel  otherwise in form and  substance  reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

                                       15

                        (vi) A letter  from each of the Rating  Agencies  giving
            each Class of  Certificates  set forth on  Schedule A the rating set forth on Schedule A; and

                        (vii)  Such  other  documents,  certificates  (including
            additional  representations  and  warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating
            Agency for the Certificates.

                  (c) The  Certificates  to be sold to Bear Stearns  pursuant to the  Underwriting  Agreement and the Purchase  Agreement,  if  applicable, shall have been issued and sold to Bear Stearns.

                  (d) The  Mortgage  Loan  Seller  shall have  furnished  to the
      Purchaser such other certificates of its officers or others and such other
      documents  and  opinions  of  counsel  to  evidence   fulfillment  of  the
      conditions set forth in this Agreement and the  transactions  contemplated hereby as the Purchaser and its counsel may reasonably request.

            (2) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the  satisfaction,  on or prior to the Closing  Date, of the following conditions:

                  (a) The obligations of the Purchaser  required to be performed by it on or  prior  to the  Closing  Date  pursuant  to the  terms of this
      Agreement shall have been duly performed and complied with in all material respects,  and all of the  representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date  hereof and as of the  Closing  Date,  and no event shall have occurred  which  would  constitute  a  breach  by it of the  terms of this
      Agreement,  and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                  (b) The Mortgage Loan Seller shall have received copies of all of the following closing  documents,  in such forms as are agreed upon and reasonably  acceptable to the Mortgage  Loan Seller,  duly executed by all signatories  other than the Mortgage  Loan Seller as required  pursuant to the respective terms thereof:

                        (i) If  required  pursuant  to  Section  3  hereof,  the
            Amendment dated as of the Closing Date and any documents referred to therein;

                        (ii) The Pooling and  Servicing  Agreement,  in form and
            substance  reasonably  satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                        (iii) A certificate of an officer of the Purchaser dated
            as of the  Closing  Date,  in a form  reasonably  acceptable  to the
            Mortgage Loan Seller, and attached thereto copies of the Purchaser's articles of incorporation  and by-laws,  and evidence as to the good standing of the Purchaser dated as of a recent date;

                                       16

                        (iv)  One  or  more   opinions   of  counsel   from  the
            Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

                        (v)  Such  other  documents,   certificates   (including
            additional  representations  and  warranties) and opinions as may be reasonably  necessary to secure the intended rating from each Rating
            Agency for the Certificates.

            SECTION 11.  Fees and  Expenses.  Subject to Section 16 hereof,  the
Mortgage  Loan Seller shall pay on the Closing Date or such later date as may be agreed  to by the  Purchaser  (i) the fees and  expenses  of the  Mortgage  Loan
Seller's  attorneys  and the  reasonable  fees and  expenses of the  Purchaser's attorneys,  (ii) the fees and  expenses of Deloitte & Touche LLP,  (iii) the fee for  the  use of  Purchaser's  Registration  Statement  based  on the  aggregate original  principal  amount  of  the  Certificates  and  the  filing  fee of the
Commission  as in  effect on the date on which the  Registration  Statement  was declared  effective,  (iv) the fees and expenses  including  counsel's  fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and  document  review of this  Agreement,  the  Pooling and
Servicing Agreement, the Certificates and related agreements,  (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee,
(vi) the expenses for printing or otherwise  reproducing the  Certificates,  the
Prospectus  and the Prospectus  Supplement,  (vii) the fees and expenses of each
Rating Agency (both initial and ongoing),  (viii) the fees and expenses relating
to  the  preparation  and   recordation  of  mortgage   assignments   (including
intervening  assignments,  if any and if available, to evidence a complete chain of title from the  originator  thereof to the Trustee)  from the  Mortgage  Loan
Seller to the  Trustee  or the  expenses  relating  to the  Opinion  of  Counsel referred to in Section 6(i) hereof,  as the case may be, and (ix)  Mortgage File due  diligence  expenses  and  other  out-of-pocket  expenses  incurred  by  the
Purchaser in  connection  with the  purchase of the  Mortgage  Loans and by Bear
Stearns in  connection  with the sale of the  Certificates.  The  Mortgage  Loan
Seller  additionally agrees to pay directly to any third party on a timely basis the fees  provided for above which are charged by such third party and which are billed periodically.

            SECTION 12. Accountants' Letters.

            (i)  Deloitte & Touche  LLP will  review  the  characteristics  of a sample of the Mortgage  Loans  described in the Final Mortgage Loan Schedule and will compare those  characteristics  to the  description  of the Mortgage  Loans contained in the Prospectus  Supplement  under the captions  "Summary of Terms -
The Mortgage  Pool" and  "Description  of the Mortgage  Loans" and in Schedule A
thereto.  The Mortgage Loan Seller will  cooperate  with the Purchaser in making available all  information and taking all steps  reasonably  necessary to permit such  accountants to complete the review and to deliver the letters  required of them under the Underwriting  Agreement.  Deloitte & Touche LLP will also confirm certain  calculations  as set forth  under the  caption  "Yield  and  Prepayment
Considerations" in the Prospectus Supplement.

            (ii) To the  extent  statistical  information  with  respect  to the
Master Servicer's  servicing portfolio is included in the Prospectus  Supplement under the caption  "The Master  Servicer,"  a letter from the  certified  public accountant for the Master  Servicer will be delivered

                                       17

to the  Purchaser  dated  the  date of the  Prospectus  Supplement,  in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

            SECTION 13. Indemnification.

            (i) The Mortgage  Loan Seller shall  indemnify and hold harmless the
Purchaser and its  directors,  officers and  controlling  persons (as defined in
Section 15 of the Securities  Act) from and against any loss,  claim,  damage or liability or action in respect thereof,  to which they or any of them may become subject,  under the  Securities Act or otherwise,  insofar as such loss,  claim, damage,  liability  or action  arises  out of, or is based  upon (i) any  untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 3, the omission to state in the  Prospectus  Supplement or Prospectus (or any amendment  thereof or supplement  thereto  approved by the
Mortgage Loan Seller and in which additional Mortgage Loan Seller's  Information is  identified),  in reliance upon and in conformity with Mortgage Loan Seller's
Information a material  fact required to be stated  therein or necessary to make the statements  therein in light of the  circumstances  in which they were made, not  misleading,  (ii) any  representation  or warranty  assigned or made by the
Mortgage Loan Seller in Section 7 or Section 8 hereof  being,  or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its  obligations  under this  Agreement;  and the  Mortgage  Loan  Seller  shall reimburse the Purchaser and each other indemnified party for any legal and other expenses  reasonably  incurred  by  them in  connection  with  investigating  or defending or preparing to defend against any such loss, claim, damage, liability or action.

      The foregoing  indemnity  agreement is in addition to any liability  which the Mortgage  Loan Seller  otherwise may have to the Purchaser or any other such indemnified party.

            (ii) The  Purchaser  shall  indemnify and hold harmless the Mortgage
Loan Seller and its respective  directors,  officers and controlling persons (as defined in Section 15 of the Securities  Act) from and against any loss,  claim, damage or liability or action in respect  thereof,  to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim,  damage,  liability  or action  arises  out of, or is based  upon (a) any untrue statement of a material fact contained in the Purchaser's  Information as identified in Exhibit 4, the omission to state in the  Prospectus  Supplement or
Prospectus  (or any  amendment  thereof or  supplement  thereto  approved by the
Purchaser and in which  additional  Purchaser's  Information is identified),  in reliance upon and in conformity  with the  Purchaser's  Information,  a material fact required to be stated therein or necessary to make the  statements  therein in light of the  circumstances in which they were made, not misleading,  (b) any representation  or warranty made by the Purchaser in Section 9 hereof being,  or alleged to be,  untrue or  incorrect,  or (c) any  failure by the  Purchaser  to perform its obligations under this Agreement;  and the Purchaser shall reimburse the Mortgage  Loan Seller,  and each other  indemnified  party for any legal and other expenses  reasonably  incurred by them in connection with investigating or defending  or  preparing to defend any such loss,  claim,  damage,  liability or action. The foregoing  indemnity agreement is in addition to any liability which the Purchaser  otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

            (iii)  Promptly   after  receipt  by  an  indemnified   party  under
subsection (i) or (ii) above of notice of the  commencement of any action,  such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying  party  under  such  subsection,  notify  each

                                       18

party  against  whom   indemnification  is  to  be  sought  in  writing  of  the
commencement  thereof (but the failure so to notify an indemnifying  party shall not relieve it from any liability which it may have under this Section 13 except to the  extent  that it has been  prejudiced  in any  material  respect  by such failure or from any  liability  which it may have  otherwise).  In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement  thereof,  the indemnifying  party will be entitled to participate  therein and, to the extent it may elect by written notice delivered to the  indemnified  party  promptly  (but, in any event,  within 30 days) after receiving  the  aforesaid  notice  from such  indemnified  party,  to assume the defense thereof with counsel reasonably  satisfactory to such indemnified party.
Notwithstanding  the foregoing,  the indemnified party or parties shall have the right to employ  its or their own  counsel  in any such  case,  but the fees and expenses of such counsel  shall be at the expense of such  indemnified  party or parties unless (a) the employment of such counsel shall have been  authorized in writing by one of the  indemnifying  parties in  connection  with the defense of such action,  (b) the  indemnifying  parties shall not have employed  counsel to have charge of the defense of such action within a reasonable  time after notice of commencement of the action,  or (c) such  indemnified  party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified  party or parties are not substantially
co-extensive   with  those  of  the  indemnifying   party  (in  which  case  the
indemnifying  parties  shall not have the right to direct  the  defense  of such action on behalf of the  indemnified  party or parties),  in any of which events such fees and expenses  shall be borne by the  indemnifying  parties  (provided, however,  that the  indemnifying  party  shall be  liable  only for the fees and expenses of one counsel in  addition  to one local  counsel in the  jurisdiction involved.  Anything  in this  subsection  to the  contrary  notwithstanding,  an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent;  provided,  however, that such consent was not unreasonably withheld.

            (iv) If the indemnification  provided for in paragraphs (i) and (ii)
of this Section 13 shall for any reason be unavailable  to an indemnified  party in respect of any loss,  claim,  damage or  liability,  or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying  the indemnified  party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability,  or action in respect thereof, in such proportion as shall be appropriate to reflect the relative  benefits  received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions  contemplated hereunder.
No person found liable for a fraudulent  misrepresentation  shall be entitled to contribution  from any person who is not also found  liable for such  fraudulent misrepresentation.

            (v) The parties hereto agree that reliance by an  indemnified  party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute  negligence,  bad faith or willful misconduct by such indemnified party.

            SECTION  14.  Notices.  All  demands,   notices  and  communications
hereunder  shall be in writing but may be delivered  by  facsimile  transmission subsequently confirmed in writing.  Notices to the Mortgage Loan Seller shall be directed to EMC  Mortgage  Corporation,  Mac Arthur  Ridge II, 909 Hidden  Ridge
Drive, Suite 200, Irving, Texas 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser  shall be directed to Structured  Asset  Mortgage  Investments

                                       19

II  Inc.,   383   Madison   Avenue,   New  York,   New  York  10179   (Telecopy:
(212-272-7206)),  Attention:  Baron Silverstein;  or to any other address as may hereafter be furnished by one party to the other party by like notice.  Any such demand, notice or communication  hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of  registered  or  certified  mail,  by the date noted on the  return  receipt)
provided that it is received on a Business Day during normal business hours and, if received after normal business hours,  then it shall be deemed to be received on the next Business Day.

            SECTION 15.  Transfer of Mortgage Loans.  The Purchaser  retains the right to assign the  Mortgage  Loans and any or all of its  interest  under this
Agreement to the Trustee  without the consent of the Mortgage Loan Seller,  and, upon such  assignment,  the Trustee shall succeed to the  applicable  rights and obligations of the Purchaser hereunder;  provided,  however, the Purchaser shall remain  entitled to the  benefits set forth in Sections 11, 13 and 17 hereto and as  provided  in  Section  2(i).  Notwithstanding  the  foregoing,  the sole and exclusive  right  and  remedy  of the  Trustee  with  respect  to a breach  of a representation  or  warranty  of the  Mortgage  Loan  Seller  shall be the cure, purchase or  substitution  obligations of the Mortgage Loan Seller  contained in
Sections 5 and 7 hereof.

            SECTION 16. Termination. This Agreement may be terminated (a) by the mutual  consent of the  parties  hereto  prior to the Closing  Date,  (b) by the
Purchaser,  if the conditions to the  Purchaser's  obligation to close set forth under  Section  10(1)  hereof  are not  fulfilled  as and  when  required  to be fulfilled or (c) by the Mortgage Loan Seller,  if the conditions to the Mortgage
Loan  Seller's  obligation to close set forth under Section 10(2) hereof are not fulfilled  as and when  required to be  fulfilled.  In the event of  termination pursuant to clause (b), the Mortgage  Loan Seller shall pay, and in the event of termination  pursuant to clause (c), the  Purchaser  shall pay,  all  reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause
(a), each party shall be responsible for its own expenses.

            SECTION 17.  Representations,  Warranties  and Agreements to Survive
Delivery.  All  representations,  warranties  and  agreements  contained in this
Agreement,  or contained in certificates of officers of the Mortgage Loan Seller submitted  pursuant hereto,  shall remain operative and in full force and effect and shall survive  delivery of the Mortgage  Loans to the Purchaser  (and by the
Purchaser to the Trustee).  Subsequent to the delivery of the Mortgage  Loans to the  Purchaser,  the  Mortgage  Loan  Seller's  representations  and  warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final
Mortgage  Loan  Schedule  and any  Substitute  Mortgage  Loan  and not to  those
Mortgage Loans deleted from the Preliminary  Mortgage Loan Schedule  pursuant to
Section 3 hereof prior to the Closing or any Deleted Mortgage Loan.

            SECTION 18.  Severability.  If any provision of this Agreement shall
be  prohibited  or  invalid  under   applicable  law,  the  Agreement  shall  be
ineffective  only to such extent,  without  invalidating  the  remainder of this
Agreement.

            SECTION  19.  Counterparts.   This  Agreement  may  be  executed  in
counterparts,  each of which  will be an  original,  but  which  together  shall constitute one and the same agreement.

                                       20

            SECTION 20. Amendment.  This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

            SECTION 21.  GOVERNING LAW. THIS  AGREEMENT  SHALL BE DEEMED TO HAVE
BEEN MADE AND  PERFORMED  IN THE STATE OF NEW YORK AND SHALL BE  INTERPRETED  IN
ACCORDANCE  WITH THE LAWS OF SUCH  STATE,  WITHOUT  REGARD TO  CONFLICT  OF LAWS
PRINCIPLES OF SUCH STATE.

            SECTION  22.  Further  Assurances.  Each of the  parties  agrees  to execute and deliver such instruments and take such actions as another party may, from time to time,  reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement  including any amendments hereto which may be required by either Rating Agency.

            SECTION 23.  Successors and Assigns.  This Agreement  shall bind and inure to the benefit of and be  enforceable  by the Mortgage Loan Seller and the
Purchaser  and  their  permitted  successors  and  assigns  and,  to the  extent specified in Section 13 hereof, Bear Stearns, and their directors,  officers and controlling  persons  (within  the  meaning of  federal  securities  laws).  The
Mortgage Loan Seller  acknowledges  and agrees that the Purchaser may assign its rights under this Agreement (including,  without limitation, with respect to the
Mortgage Loan Seller's  representations  and warranties  respecting the Mortgage
Loans) to the  Trustee.  Any person into which the  Mortgage  Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller),  any person resulting from a change in form of the  Mortgage  Loan Seller or any person  succeeding  to the  business of the
Mortgage Loan Seller,  shall be considered the  "successor" of the Mortgage Loan
Seller hereunder and shall be considered a party hereto without the execution or filing  of any  paper or any  further  act or  consent  on the part of any party hereto.  Except as provided  in the two  preceding  sentences  and in Section 15 hereto,  this Agreement  cannot be assigned,  pledged or  hypothecated by either party hereto without the written  consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

            SECTION 24. The Mortgage Loan Seller and the Purchaser. The Mortgage
Loan  Seller  and the  Purchaser  will  keep in full  effect  all  rights as are necessary to perform their respective obligations under this Agreement.

            SECTION 25. Entire  Agreement.  This  Agreement  contains the entire agreement  and  understanding  between the parties  with  respect to the subject
matter  hereof,  and  supersedes  all  prior  and  contemporaneous   agreements,
understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

            SECTION 26. No Partnership. Nothing herein contained shall be deemed or  construed  to create a  partnership  or joint  venture  between  the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       21

      IN WITNESS  WHEREOF,  the parties  hereto  have  caused  their names to be signed hereto by their respective duly authorized  officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION

                                          By:
                                                ------------------------------
                                          Name:
                                          Title:

                                          STRUCTURED       ASSET      MORTGAGE
                                          INVESTMENTS II INC.

                                          By:
                                                ------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT 1
                            CONTENTS OF MORTGAGE FILE

      With respect to each Mortgage  Loan,  the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its  designee,  and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

            (i)   The original  Mortgage Note,  endorsed without recourse to the order  of  the  Trustee  and  showing  an  unbroken  chain  of endorsements  from the  original  payee  thereof to the Person endorsing it to the Trustee, or lost note affidavit;

            (ii)  The original  Mortgage and, if the related  Mortgage Loan is a
                  MOM  Loan,  noting  the  presence  of  the  MIN  and  language indicating that such Mortgage Loan is a MOM Loan,  which shall have been  recorded  (or if the original is not  available,  a copy),  with evidence of such recording  indicated thereon (or if  the  original  Security  Instrument,  assignments  to  the
                  Trustee or  intervening  assignments  thereof  which have been delivered,  are  being  delivered  or will,  upon  receipt  of recording  information  relating  to the  Security  Instrument required to be included  thereon,  be  delivered  to recording offices  for  recording  and  have not  been  returned  to the
                  Mortgage  Loan  Seller in time to permit  their  recording  as specified  in Section  2.01(b) of the  Pooling  and  Servicing
                  Agreement, shall be in recordable form);

            (iii) Unless the Mortgage  Loan is a MOM Loan,  a certified  copy of the  assignment  (which  may  be  in  the  form  of a  blanket assignment  if  permitted  in the  jurisdiction  in which  the
                  Mortgaged  Property is located) to  "JPMorgan  Chase Bank,  as
                  Trustee",  with  evidence of  recording  with  respect to each
                  Mortgage  Loan in the name of the  Trustee  thereon (or if the original  Security  Instrument,  assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the  Security  Instrument  required to be included thereon,  be delivered to recording  offices for recording and have not been  returned to the Mortgage Loan Seller in time to permit their  delivery as specified in Section  2.01(b) of the
                  Pooling and Servicing Agreement,  the Mortgage Loan Seller may
                  deliver  a  true  copy  thereof  with a  certification  by the
                  Mortgage Loan Seller, on the face of such copy,  substantially as follows:  "Certified  to be a true and correct  copy of the original, which has been transmitted for recording");

            (iv)  All  intervening  assignments of the Security  Instrument,  if applicable  and only to the extent  available  to the Mortgage
                  Loan Seller with evidence of recording thereon;

            (v)   The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

            (vi)  The  original   policy  of  title   insurance  or  mortgagee's
                  certificate  of title  insurance or  commitment  or binder for title insurance; and

            (vii) The originals of all  modification  agreements,  if applicable and available.


                                    EXHIBIT 2

                       MORTGAGE LOAN SCHEDULE INFORMATION

      The  Preliminary  and Final  Mortgage Loan  Schedules  shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the Mortgagor's name;

(c) the city, state and zip code of the Mortgaged Property;

(d) the property type;

(e) the Mortgage Interest Rate;

(f) the Servicing Fee Rate;

(g) the Net Rate;

(h) the original term;

(i) the maturity date;

(j) the stated remaining term to maturity;

(k) the original Principal Balance;

(1) the first payment date;

(m) the principal and interest payment in effect as of the Cut-off Date;

(n) the unpaid Principal Balance as of the Cut-off Date;

(o) the Loan-to-Value Ratio at origination;

(p) the paid-through date;

(q) the insurer of any Primary Mortgage Insurance Policy;

(r) the Gross Margin, if applicable;

(s) the Maximum Lifetime Mortgage Rate, if applicable;

(t) the Minimum Lifetime Mortgage Rate, if applicable;

                                     E-2-1

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code indicating whether the Mortgage Loan is negatively amortizing; and

(x)   which Mortgage Loans adjust after an initial  fixed-rate  period of three, five or seven years.

Such  schedule  also shall set forth for all of the  Mortgage  Loans,  the total number of Mortgage Loans,  the total of each of the amounts  described under (k)
and (n) above, the weighted average by principal  balance as of the Cut-off Date of each of the rates  described  under (e), (f) and (g) above,  and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off
Date.

                                     E-2-2

                                    EXHIBIT 3

                       MORTGAGE LOAN SELLER'S INFORMATION

     All information in the Prospectus  Supplement described under the following
Sections: "SUMMARY OF TERMS -- The Mortgage Pool," "DESCRIPTION OF THE MORTGAGE
LOANS" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                      E-3

                                    EXHIBIT 4

                             PURCHASER'S INFORMATION

      All information in the Prospectus  Supplement and the  Prospectus,  except the Mortgage Loan Seller's Information.

                                      E-4

                                    EXHIBIT 5

                             SCHEDULE OF LOST NOTES

                             Available Upon Request

                                      E-5

                                    EXHIBIT 6

      Standard & Poor's LEVELS(R)Glossary, Version 5.6 Revised, Appendix E

                                                            REVISED July 7, 2004

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions listed below into three categories based upon a combination of factors  that  include (a) the risk  exposure  associated  with the  assignee liability and (b) the tests and  thresholds  set forth in those laws.  Note that certain  loans  classified  by the  relevant  statute as Covered are included in
Standard & Poor's High Cost Loan Category  because they included  thresholds and tests  that  are  typical  of  what is  generally  considered  High  Cost by the industry.

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
State/Jurisdiction          Law/Effective Date                Lending Law
------------------          ------------------                -----------

Arkansas               Arkansas Home Loan Protection       High Cost Home Loan
                       Act, Ark. Code Ann.ss.ss.23-53-101
                       et seq.

                       Effective July 16, 2003

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.   Covered Loan
                       Codess.ss.757.01 et seq.

                       Effective June 2, 2003

Colorado               Consumer Equity Protection, Colo.   Covered Loan
                       Stat. Ann. ss.ss. 5-3.5-101 et seq.
                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002

Connecticut            Connecticut Abusive Home Loan       High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. ss.ss. 36a-746 et seq.

                       Effective October 1, 2001

District of Columbia   Home Loan Protection Act, D.C.      Covered Loan
                       Codess.ss.26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003

Florida                Fair Lending Act, Fla. Stat. Ann.   High Cost Home Loan

                                      E-6

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
State/Jurisdiction          Law/Effective Date                Lending Law
------------------          ------------------                -----------

                       ss.ss.494.0078 et seq.

                       Effective October 2, 2002

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.       High Cost Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003

Georgia as amended     Georgia Fair Lending Act, Ga.       High Cost Home Loan
(Mar. 7, 2003 -        Code Ann.ss.ss.7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003

HOEPA Section 32       Home Ownership and Equity           High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       ss. 1639, 12 C.F.R. ss.ss. 226.32
                       and 226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002

Illinois               High Risk Home Loan Act, Ill.       High Risk Home Loan
                       Comp. Stat. tit. 815, ss.ss. 137/5
                       et seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)

Kansas                 Consumer Credit Code, Kan. Stat.    High Loan to Value
                       Ann.ss.ss.16a-1-101 et seq.         Consumer Loan (id.ss.
                                                           16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999

                                                           High APR Consumer
                                                           Loan (id.ss.
                                                           16a-3-308a)

Kentucky               2003 KY H.B. 287 - High Cost Home   High Cost Home Loan
                       Loan Act, Ky. Rev. Stat.ss.ss.
                       360.100 et seq.

                       Effective June 24, 2003

Maine                  Truth in Lending, Me. Rev. Stat.    High Rate High Fee
                       tit. 9-A,ss.ss.8-101 et seq.        Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time

                                      E-7

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
State/Jurisdiction          Law/Effective Date                Lending Law
------------------          ------------------                -----------

Massachusetts          Part 40 and Part 32, 209 C.M.R.     High Cost Home Loan
                       ss.ss.32.00 et seq. and 209 C.M.R.
                       ss.ss.40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time

Nevada                 Assembly Bill No. 284, Nev. Rev.    Home Loan
                       Stat. ss.ss. 598D.010 et seq.

                       Effective October 1, 2003

New Jersey             New Jersey Home Ownership           High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003

New Mexico             Home Loan Protection Act, N.M.      High Cost Home Loan
                       Rev. Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004

New York               N.Y. Banking Law Article 6-l        High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003

North Carolina         Restrictions and Limitations on     High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)

Ohio                   H.B. 386 (codified in various       Covered Loan
                        sections of the Ohio Code), Ohio
                       Rev. Code Ann. ss.ss. 1349.25 et seq.

                       Effective May 24, 2002

Oklahoma               Consumer Credit Code (codified in   Subsection 10
                       various sections of Title 14A)      Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004

South Carolina         South Carolina High Cost and        High Cost Home Loan

                                      E-8

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
State/Jurisdiction          Law/Effective Date                Lending Law
------------------          ------------------                -----------

                       Consumer Home Loans Act, S.C.
                       Code Ann. ss.ss. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
West Virginia          West Virginia Residential           West Virginia
                       Mortgage Lender, Broker and         Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann.      Loan
                       SS. SS. 31-17-1 et seq.

                       Effective June 5, 2002

Standard & Poor's Covered Loan Categorization

                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
State/Jurisdiction          Law/Effective Date                Lending Law
------------------          ------------------                -----------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.       Covered Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003

New Jersey             New Jersey Home Ownership           Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004

Standard & Poor's Home Loan Categorization

                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
State/Jurisdiction          Law/Effective Date                Lending Law
------------------          ------------------                -----------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.        Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003

New Jersey             New Jersey Home Ownership           Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                                      E-9

Standard & Poor's Home Loan Categorization

                                                             Category under
                                                               Applicable
                        Name of Anti-Predatory Lending       Anti-Predatory
State/Jurisdiction          Law/Effective Date                Lending Law
------------------          ------------------                -----------

                       Effective for loans closed on or
                       after November 27, 2003

New Mexico             Home Loan Protection Act, N.M.      Home Loan
                       Rev. Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004

North Carolina         Restrictions and Limitations on     Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. ss.ss. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004

                                      E-10

                                   SCHEDULE A

                REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                                  Certificates

----------------------     ------------------   ----------------
           Class                  S&P             Moody's
           -----                  ---             -------

           I-A-1                  AAA               Aaa
          II-A-1                  AAA               Aaa
          III-A-1                 AAA               Aaa
             R                    AAA               NA
             M                    AA+               Aaa
            B-1                   AA                Aa2
            B-2                    A                A2
            B-3                   BBB              Baa2
            B-4                   BB                NA
            B-5                    B                NA

The Class B6 Certificates have not been rated.

None of the above  ratings has been lowered since the  respective  dates of such letters.

                                       A-1


                                   SCHEDULE B

                             MORTGAGE LOAN SCHEDULE

                             (Provided upon request)